As Filed with the Securities and Exchange Commission on November 14, 1997

                                            Registration No. 333-29811
                                                             811-08269
===========================================================================
=
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Pre-Effective Amendment No.                 [ ]


                Post-Effective Amendment No.   2             [X]


                                 and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                Amendment No.   3                           [X]


                              Variable Account  J
                           (Exact Name of Registrant)

                    Liberty Life Assurance Company of Boston
                              (Name of Depositor)

               175 Berkeley Street,  Boston, Massachusetts 02117
        (Address of Depositor's Principal Executive Offices)  (Zip Code)

        Depositor's Telephone Number, including Area Code:  617-357-9500

                              Lee W. Rabkin, Esq.
                    Liberty Life Assurance Company of Boston
                              175 Berkeley Street
                                Boston, MA 02117
                    (Name and Address of Agent for Service)

                                Copies to:
     James J. Klopper, Esq.               Joan E. Boros, Esq.
     Keyport Life Insurance Company  and  Katten Muchin & Zavis
      125  High  Street, 13th Floor          1025 Thomas Jefferson  Street,
N.W.
     Boston, MA 02110                     Washington, DC 20007

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on November 15, 1997 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485
( ) on [date] pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered: Units of Interest in the Separate Account under the Contracts

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

===========================================================================
=

Exhibit List on Page ____

                       CONTENTS OF REGISTRATION STATEMENT




                                The Facing Sheet

                               The Contents Page

                             Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                      Statement of Additional Information


                                     PART C

                                 Items 24 - 32

                                 The Signatures

                                    Exhibits

                               VARIABLE ACCOUNT J

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                       CROSS REFERENCE TO ITEMS REQUIRED
                                  BY FORM N-4

N-4 Item       Caption in Prospectus

 1.            Cover Page
 2.            Glossary of Special Terms
 3.            Summary of Expenses
 4.            Performance Information
 5.            Liberty Life and the Variable Account
               Eligible Funds
 6.            Deductions
 7.            Allocations of Purchase Payments
               Transfer of Variable Account Value
               Substitution of Eligible Funds and Other Variable Account
                  Changes
               Modification of the Certificate
               Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Certificate Ownership
               Assignment
               Partial Withdrawals and Surrender
               Annuity Benefits
               Suspension of Payments
               Inquiries by Certificate Owners
 8.            Annuity Provisions
 9.            Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Annuity Options
10.            Purchase Payments and Applications
               Variable Account Value
               Valuation Periods
               Net Investment Factor
               Sales of the Certificates
11.            Partial Withdrawals and Surrender
               Option A:  Income For a Fixed Number of Years
               Right to Revoke
12.            Tax Status
13.            Legal Proceedings
14.            Table of Contents - Statement of Additional Information

                    Caption in Statement of Additional Information

15.            Cover Page
16.            Table of Contents
17.            Liberty Life Assurance Company of Boston
18.            Safekeeping of Assets, Experts
19.            Not applicable
20.            Principal Underwriter
21.            Investment Performance
22.            Variable Annuity Benefits
23.            Financial Statements

This Amendment No. 2 to the Registration Statement of Form N-4 which initially became effective on July 15, 1997 (the "Registration Statement") is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended. The prospectus, SAI and exhibits which are amended hereby initially became effective on July 30, 1997, in Post-Effective Amendment No. 1. This Amendment relates only to the prospectus, SAI, and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in the Registration Statement.

                                     PART A

                     November 15, 1997 Prospectus for






                                  LIBERTY
                         ADVISOR VARIABLE ANNUITY






                      Including Fund Prospectuses for

                          THE ALGER AMERICAN FUND

               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.


                     LIBERTY VARIABLE INVESTMENT TRUST


                       MFS VARIABLE INSURANCE TRUST

                    STEINROE VARIABLE INVESTMENT TRUST



               NOT            May lose value
               FDIC           No bank guarantee
               INSURED

Distributed by:

Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712

Issued by:
Liberty Life Assurance Company of Boston
175 Berkeley Street, Boston, MA 02117

Liberty Life Service Office
125 High Street, Boston, MA 02110-2712




LAVAP 11/97

____Yes.I would like to receive the Liberty Advisor Variable Annuity Statement of Additional Information.


____Yes.I would like to receive the Statement of Additional Information for the Eligible Funds of:

____ The Alger American Fund

____ Alliance Variable Products Series Fund, Inc.


____ Liberty Variable Investment Trust


____ MFS Variable Insurance Trust

____ SteinRoe Variable Investment Trust

Name

Address

City State Zip

                            BUSINESS REPLY MAIL
               FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA
                     POSTAGE WILL BE PAID BY ADDRESSEE

                        LIBERTY LIFE SERVICE OFFICE
                              125 HIGH STREET
                           BOSTON, MA 02110-9773

     NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            Variable Account J
                                    OF
                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). As required by certain states, the Certificates may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Contracts. The Certificates are offered on a flexible payment basis.

The variable annuity Contract (form number DVA(1)NY) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and also on a fixed basis, and payments of periodic annuity payments on either a variable or a fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Certificate (for a summary of the fixed features, see Appendix A on Page
28). If the Certificate Owner elects to have Certificate Values accumulated on a variable basis, Purchase Payments will be allocated to a segregated investment account of Liberty Life Assurance Company of Boston ("Liberty Life"), designated Variable Account J ("Variable Account").



The  Variable  Account  invests  in  shares  of  the  following  investment companies at their net asset value: The Alger American Fund ("Alger American Fund")- Alger American Growth Portfolio ("Alger Growth") and Alger American Small Capitalization Portfolio ("Alger Small Cap"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund") - Global Bond Portfolio ("Alliance Global Bond") and Premier Growth Portfolio ("Alliance Premier Growth"); Liberty Variable Investment Trust ("Liberty Trust") (formerly named Keyport Variable Investment Trust)-- Colonial Growth and Income Fund, Variable Series ("Colonial Growth and Income"); Colonial International Fund for Growth, Variable Series ("Colonial Int'l Fund for Growth"); Colonial Strategic Income Fund, Variable Series ("Colonial
Strategic Income"); Colonial U.S. Stock Fund, Variable Series ("Colonial U.S. Stock"); Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity"); Newport Tiger Fund, Variable Series ("Newport Tiger"); and Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global Utilities"); MFS Variable Insurance Trust ("MFS Trust") -- MFS Emerging Growth Series ("MFS Emerging Growth") and MFS Research Series ("MFS Research"); and SteinRoe Variable Investment Trust ("SteinRoe Trust") -- Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced"); Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock"); Stein Roe
Money Market Fund, Variable Series ("Stein Roe Money Market"); Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage Securities"); and Stein Roe Special Venture Fund, Variable Series ("Stein Roe Special Venture").


The   Variable  Account  may  offer  other  forms  of  the  Contracts   and
Certificates with features, and fees and charges which vary from the Certificates, and provide for investment in other Sub-accounts which may invest in different or additional mutual funds. Other Contracts and Certificates will be described in separate prospectuses and statements of additional information.



A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing the Principal Underwriter, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 27.


The Certificates may be sold by or through banks or other depository institutions. The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS  PROSPECTUS  SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR  SHOULD
KNOW  BEFORE  INVESTING.   THE PROSPECTUS SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY LIBERTY LIFE TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.



             The date of this prospectus is November 15, 1997

                             TABLE OF CONTENTS


                                                            Page
Glossary of Special Terms                                       3
Summary of Expenses                                             4
Synopsis                                                        7
Performance Information                                         8
Liberty Life and the Variable Account                           8
Purchase Payments and Applications                              8
Investments of the Variable Account                            10
  Allocations of Purchase Payments                             10
  Eligible Funds                                               10
  Transfer of Variable Account Value                           13
  Substitution of Eligible Funds and Other Variable
    Account Changes                                            14
Deductions                                                     14
  Deductions for Certificate Maintenance Charge                14
  Deductions for Mortality and Expense Risk Charge             14
  Deductions for Daily Distribution Charge                     15
  Deductions for Contingent Deferred Sales Charge              15
  Deductions for Transfers of Variable Account Value           16
  Deductions for Premium Taxes                                 16
  Deductions for Income Taxes                                  16
  Total Variable Account Expenses                              16
Other Services                                                 16
The Certificates                                               18
  Variable Account Value                                       18
  Valuation Periods                                            18
  Net Investment Factor                                        18
  Modification of the Certificate                              18
  Right to Revoke                                              19
Death Provisions for Non-Qualified Certificates                19
Death Provisions for Qualified Certificates                    20
Certificate Ownership                                          20
Assignment                                                     20
Partial Withdrawals and Surrender                              21
Annuity Provisions                                             21
  Annuity Benefits                                             21
  Income Date and Annuity Option                               21
  Change in Income Date and Annuity Option                     21
  Annuity Options                                              21
  Variable Annuity Payment Values                              23
  Proof of Age, Sex, and Survival of Annuitant                 23
Suspension of Payments                                         23
Tax Status                                                     23
  Introduction                                                 23
  Taxation of Annuities in General                             23
  Qualified Plans                                              25
  Tax-Sheltered Annuities                                      25
  Individual Retirement Annuities                              25
  Corporate Pension and Profit-Sharing Plans                   25
  Deferred Compensation Plans with Respect to Service
    for State and Local Governments                            25
Variable Account Voting Privileges                             26
Sales of the Certificates                                      26
Legal Proceedings                                              26
Inquiries by Certificate Owners                                26
Table of Contents_Statement of Additional Information          27
Appendix A_The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)                                  28
Appendix B_Telephone Instructions                              31

                         GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate Date:   The effective date of the Certificate; it is  shown  on
the Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates and age 90 for a joint Owner).

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited Market Value Adjustment less any premium taxes and Certificate Maintenance Charge and applicable Contingent Deferred Sales Charges.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Covered Person: The person(s) identified on the Certificate Schedule whose death may result in an Adjustment of Certificate Value, a waiver of any Contingent Deferred Sales Charges and a waiver of any Market Value Adjustment or whose medically necessary stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the Contingent Deferred Sales Charge.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate
Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

Fixed Account: Part of Liberty Life's general account to which Purchase Payments may be allocated or Certificate Values may be transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary:  An anniversary of a Guarantee Period's Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Subsequent Guarantee Period Months begin on the same day in the ensuing months.

Guarantee Period Year: The first Guarantee Period Year is the annual period which begins on the Start Date. Subsequent Guarantee Period Years begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Liberty Life's Service Office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of Sections 401, 403(b) or 408(b) of the Internal Revenue Code. Liberty Life treats Section 457 plans as Qualified Plans.

Start Date:  The date an amount is first allocated to a Guarantee Period.

Variable Account: A separate investment account of Liberty Life into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable  Account  Value:  The  value  of  all  Variable  Account   amounts
accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Liberty Life, signed by the Certificate Owner and a disinterested witness, and filed at Liberty Life's Office.

                            SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.

                  Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                       0%

Maximum Contingent Deferred Sales Charge
(as a percentage of Purchase Payments):                7%1

          Years from Date of Payment         Sales Charge

                    1                             7%
                    2                             6%
                    3                             5%
                    4                             4%
                    5                             3%
                    6                             2%
                    7                             1%
                    8 or later                         0%

Maximum Total Certificate Owner Transaction Expenses
  (as a percentage of Purchase Payments):                   7%

Annual  Certificate Maintenance Charge2                     $36

The Certificate Maintenance Charge will be waived before the Income Date if:

      (i) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
      (ii) Purchase Payments of at least $2,000 have been made in the prior Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

     (i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and
      (ii) at the time of the first payment of the year, the present value of all the remaining payments (see "Option A" on Page 22) is greater than or equal to $40,000.

                     Variable Account Annual Expenses
                  (as a percentage of average net assets)

Mortality and Expense Risk Charge:                          1.25%
Distribution Charge:.                                        .15%
Total Variable Account Annual Expenses:                     1.40%

Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust, and SteinRoe Trust Annual Expenses3
(as a percentage of average net assets)

                                                             Total Fund
                                                              Operating
                                                            Expenses After
                              Management      Other          Any Expense
Fund                            Fees         Expenses       Reimbursements4


Alger Growth                    .75%           .04%            .79%
Alger Small Cap                 .85%           .03%            .88%
Alliance Global Bond            .44%           .50%            .94%(1.15%)4
Alliance Premier Growth         .72%           .23%            .95%(1.23%)4
Colonial Growth & Income        .65%           .14%            .79%
Colonial Int'l Fund for Growth  .90%           .50%           1.40%
Colonial Strategic Income       .65%           .15%            .80%(.86%)4
Colonial U.S. Stock             .80%           .15%            .95%
Liberty All-Star Equity         .80%           .13%            .93%
Newport Tiger                   .90%           .37%           1.27%
Stein Roe Global Utilities      .65%           .16%            .81%
MFS Emerging Growth             .75%           .25%           1.00%(1.16%)4
MFS Research                    .75%           .25%           1.00%(1.48%)4
Stein Roe Balanced              .60%           .07%            .67%
Stein Roe Growth Stock          .65%           .08%            .73%
Stein Roe Money Market          .50%           .15%            .65%
Stein Roe Mortgage Securities   .55%           .15%            .70%(.72)
Stein Roe Special Venture       .65%           .10%            .75%


THE  ABOVE  EXPENSES  FOR THE ELIGIBLE FUNDS WERE PROVIDED  BY  THE  FUNDS.
LIBERTY   LIFE  HAS  NOT  INDEPENDENTLY  VERIFIED  THE  ACCURACY   OF   THE
INFORMATION.

Example #1 _ Assuming surrender of the Certificate at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.


Sub-Account                        1 Year    3 Years   5 Years   10 Years
Alger Growth                       $ 93      $122      $162      $319
Alger Small Cap                      94       125       167       331
Alliance Global Bond                 94       127       170       338
Alliance Premier Growth              94       127       171       340
Colonial Growth & Income             93       122       162       319
Colonial Int'l Fund for Growth       99       141       195       395
Colonial Strategic Income            93       123       162       321
Colonial U.S. Stock                  94       127       171       340
Liberty All-Star Equity              94       127       170       337
Newport Tiger                        97       137       188       379
Stein Roe Global Utilities           93       123       163       322
MFS Emerging Growth                  95       129       174       346
MFS Research                         95       129       174       346
Stein Roe Balanced                   91       119       155       304
Stein Roe Growth Stock               92       120       159       312
Stein Roe Money Market               91       118       154       301
Stein Roe Mortgage Securities        92       120       157       308
Stein Roe Special Venture            92       121       160       314


Example #2 _ Assuming annuitization of the Certificate at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                        1 Year    3 Years   5 Years   10 Years
Alger Growth                        23        73        132       319
Alger Small Cap                     24        76        137       331
Alliance Global Bond                24        78        140       338
Alliance Premier Growth             24        78        141       340
Colonial Growth & Income            23        73        132       319
Colonial Int'l Fund for Growth      29        93        165       395
Colonial Strategic Income           23        74        132       321
Colonial U.S. Stock                 24        78        141       340
Liberty All-Star Equity             24        78        140       337
Newport Tiger                       27        88        158       379
Stein Roe Global Utilities          23        74        133       322
MFS Emerging Growth                 25        80        144       346
MFS Research                        25        80        144       346
Stein Roe Balanced                  21        70        125       304
Stein Roe Growth Stock              22        71        129       312
Stein Roe Money Market              21        69        124       301
Stein Roe Mortgage Securities       22        70        127       308
Stein Roe Special Venture           23        72        130       314


Example #3 _ Assuming the Certificate stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in Example #2, assuming 5% annual return on assets.

1Contingent Deferred Sales Charges are deducted only if the Certificate is totally or partially surrendered. A surrender will not incur the Charge percentage shown as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount, not to exceed, at the time of withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

   2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

2This charge will be waived on the first Certificate Anniversary and in certain other instances (see "Deductions for Certificate Maintenance Charge"). Liberty Life reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Liberty Life deducts the amount of premium taxes, if any, when paid unless Liberty Life elects to defer such deduction.


3All Trust and Fund expenses are for 1996 with the exception of those for Liberty All-Star Equity, which are estimated since Liberty All-Star Equity commenced operations in November, 1997. The Alliance Series Fund, Liberty Trust (Colonial Strategic Income only), MFS Trust, and SteinRoe Trust (Stein Roe Mortgage Securities only) expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 4).


4Expense information shown for Alliance Series Fund has been restated to reflect current fees and is net of voluntary expense reimbursements. The Alliance Series Fund Adviser has agreed to continue such reimbursements for the foreseeable future. Each percentage shown in the parentheses is what the total expenses would have been in the absence of expense reimbursement: for Alliance Global Bond - 1.15%; and for Alliance Premier Growth - 1.23%.


Liberty Trust's manager has agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: 1.00% for Colonial Growth & Income, Stein Roe Global Utilities, Liberty All-Star Equity and Colonial U.S. Stock; 1.75% for Colonial Int'l Fund for Growth and Newport Tiger; and
 .80% for Colonial Strategic Income. For Colonial Strategic Income the total .80% shown in the table is after expense reimbursement and the .86% shown in the parentheses is what the total for 1996 would have been in the absence of expense reimbursement.


MFS Trust's Adviser has agreed to bear, subject to reimbursement, expenses for each of the two Eligible Funds shown such that each Fund's total operating expenses shall not exceed, on an annualized basis, 1.25% of the average daily net assets of the Fund from January 1, 1997 through December 31, 1998, and 1.50% of the average daily net assets of the Fund from January 1, 1999 through December 31, 2004; provided however, that this obligation may be terminated or revised at any time. Each percentage shown in the parentheses is what the total expenses would have been in the absence of expense reimbursement: for MFS Emerging Growth - 1.16%; and for MFS Research - 1.48%.


SteinRoe Trust's adviser has voluntarily agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for Stein Roe Special Venture and Stein Roe Growth Stock; .65% for Stein Roe Money Market; .75% for Stein Roe Balanced; and .70% for Stein Roe Mortgage Securities. For Stein Roe Mortgage Securities, the total .70% shown in the table is after expense reimbursement and the .72% shown in the parentheses is what the total for 1996 would have been in the absence of expense reimbursement.


5The  annuity  is  designed for retirement planning  purposes.   Surrenders
prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.


The examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.


                                 SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.


The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account and also to the Fixed Account. The Variable Account is a separate investment account maintained by Liberty Life. The Fixed Account is part of Liberty Life's "general account", which consists of all Liberty Life's assets except the Variable Account and the assets of other separate investment accounts maintained by Liberty Life. Certificate Owners may allocate payments to, and receive annuity payments from the Variable Account and/or the Fixed Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen. If the Certificate Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest  rates  and  annuity payments will be of  a  fixed  amount.  Fixed
Account Values are subject to a limited market value adjustment. (See "Liberty Life and the Variable Account" on Page 8 for more information on the Variable Account and Appendix A on Page 28 for more information on the Fixed Account.) If the Certificate Owner allocates payments to both
Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.

The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Liberty Life may permit from time to time (currently $250). (See "Purchase Payments" on Page 9.)

There are no deductions made from Purchase Payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Partial Withdrawals and Surrender" on Page 21). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents Purchase Payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 15.)

Liberty Life deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the Variable Account attributable to the Certificates. (See "Deductions for Mortality and Expense Risk Charge" on Page 14.) Liberty Life also deducts a daily distribution charge which is equal on an annual basis to .15% of the same values. (See "Deductions for Daily Distribution Charge" on Page 15.)

Liberty Life deducts an annual Certificate Maintenance Charge (currently $36.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Liberty Life reserves the right to change this charge for future years. Liberty Life will in certain instances waive this charge. (See "Deductions for Certificate Maintenance Charge" on Page 14.)

Liberty Life reserves the right to deduct a charge of $25 for each transfer
in  excess of 12 per Certificate  Year but currently does not do so.   (See
"Transfer of Variable Account Value" on Page 13.)

Premium  taxes  will be charged against the Certificate  Value.   Currently
such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 16.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 23.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page 19). Liberty Life will refund the Certificate Value as of the date the returned Certificate is received by Liberty Life, plus any distribution charges previously deducted. The Certificate Owner thus will bear the investment risk during the revocation period.


The full financial statements for Liberty Life are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Certain of the Eligible Funds have been available for Liberty Life and/or non-Liberty Life variable annuity contracts for periods prior to the commencement of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds being applied to the Certificate for the specified time periods.

Performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods
of  time.   Total  return performance information is based on  the  overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate (including any Contingent Deferred Sales Charge that would apply if a Certificate Owner surrendered the Certificate at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Liberty Life divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Certificate continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Liberty Life annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Certificate Maintenance Charge and premium tax charges. The percentages would be lower if these charges were included.


The Stein Roe Money Market Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included.

The effective yield of the Stein Roe Money Market Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.


                   LIBERTY LIFE AND THE VARIABLE ACCOUNT

Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are at 175 Berkeley Street, Boston, Massachusetts 02117.


Liberty Life writes individual life insurance on both a participating and a non-participating basis and group life and health insurance and individual and group annuity contracts on a non-participating basis. The variable annuity contracts described in this prospectus are issued on a non-participating basis. Liberty Life is licensed to do business in all states and in the District of Columbia. However, the contracts described in this prospectus are currently offered only in New York. Liberty Life has been rated "A" by A.M. Best and Company, independent analysts of the insurance industry. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. Best's Ratings merely reflect Best's opinion as to the relative financial strength of Liberty Life and Liberty Life's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Liberty Life's other assets, ratings of Liberty Life may still be relevant to Certificate Owners since not all of Liberty Life's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" on pages 19-20 for Liberty Life's obligation after certain deaths to increase the Certificate Value if it is less than the guaranteed minimum death value amount).


Liberty Life is a wholly-owned indirect subsidiary of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company is a multi-line insurance and financial services institution.

The Variable Account was established by Liberty Life pursuant to the provisions of Massachusetts Law on June 2, 1997. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Liberty Life by the Securities and Exchange Commission.

Obligations under the Certificates are the obligations of Liberty Life. Although the assets of the Variable Account are the property of Liberty
Life, these assets are held separately from the other assets of Liberty Life and are not chargeable with liabilities arising out of any other business Liberty Life may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Liberty Life may conduct. Thus, Liberty Life does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                    PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $5,000. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Liberty Life may permit from time to time (currently $250). Liberty Life may reject any Purchase Payment.

If the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Liberty Life will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Liberty Life will attempt to get it in good order within five business days. If it is not complete at the end of this period, Liberty Life will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Liberty Life's keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days of its completion. Liberty Life has reserved the right to reject any application.

Liberty Life confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Liberty Life must be notified immediately by the Certificate Owner of any processing error.

Liberty Life will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Liberty Life will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Liberty Life will issue a Certificate that is replacing an existing life insurance or annuity policy that was issued by either Liberty Life or an affiliated company without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Liberty Life of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Liberty Life. If the information is in good order, Liberty Life will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Liberty Life that will give the Certificate Owner an opportunity to respond to Liberty Life if any of the application information is incorrect. Alternatively, Liberty Life's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Liberty Life for its permanent records). All purchases are confirmed, in writing, to the applicant by Liberty Life. Liberty Life's liability under a Certificate extends only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

                     Allocations of Purchase Payments

Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account or must specify the asset allocation model selected. (See "Other Services, The Programs" on Page 16). The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The  Variable  Account  is segmented into Sub-Accounts.   Each  Sub-Account
contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-Accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of Alger American Fund        Sub-Accounts
Alger Growth                                 Alger Growth Sub-Account
Alger Small Cap                              Alger Small Cap Sub-Account
Eligible Funds of Alliance Series Fund       Sub-Accounts
Alliance Global Bond                         Alliance Global Bond Sub-
                                             Account
Alliance Premier Growth                      Alliance Premier Growth Sub-
                                             Account

Eligible Funds of Liberty Trust              Sub-Accounts
Colonial Growth & Income                     Colonial Growth & Income Sub-
                                             Account
Colonial Int'l Fund for Growth               Colonial Int'l Fund for Growth
                                             Sub-Account
Colonial Strategic Income                    Colonial Strategic Income Sub-
                                             Account
Colonial U.S. Stock                          Colonial U.S. Stock Sub-
                                             Account
Liberty All-Star Equity                      Liberty All-Star Equity Sub-
                                             Account
Newport Tiger                                Newport Tiger Sub-Account
Stein Roe Global Utilities                   Stein Roe Global Utilities
                                             Sub-Account
Eligible Funds of MFS Trust                  Sub-Accounts
MFS Emerging Growth                          MFS Emerging Growth Sub-
                                             Account
MFS Research                                 MFS Research Sub-Account
Eligible Funds of SteinRoe Trust             Sub-Accounts
Stein Roe Balanced                           Stein Roe Balanced Sub-Account
Stein Roe Growth Stock                       Stein Roe Growth Stock Sub-
                                             Account
Stein Roe Money Market                       Stein Roe Money Market Sub-
                                             Account
Stein Roe Mortgage Securities                Stein Roe Mortgage Securities
                                             Sub-Account
Stein Roe Special Venture                    Stein Roe Special Venture
                                             Sub-Account


                              Eligible Funds


The Eligible Funds which are the permissible investments of the Variable Account are the separate funds listed above of Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust, and any other mutual funds with which Liberty Life and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.


Fred Alger Management, Inc. ("Alger Management") is the investment manager for both Eligible Funds of Alger American Fund. Alger Management has been in the business of providing investment advisory services since 1964.

Alliance Capital Management L.P. is the investment advisor for both Eligible Funds of Alliance Series Fund. AIGAM International Limited serves as sub-adviser for Alliance Global.


Liberty Advisory Services Corp. ("LASC")(formerly named Keyport Advisory Services Corp.), an affiliate of Liberty Life, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Life, serves as sub-adviser for the Eligible Funds (except for Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity). Colonial has provided investment advisory services since 1931. Newport Fund Management, Inc., an affiliate of Liberty Life, serves as sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate of Liberty Life, serves as sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, Wilke/Thompson Capital
Management Inc., Westwood Management Corp. and Palley-Needelman Asset Management, Inc.


Massachusetts Financial Services Company ("MFS") is the investment advisor for both Eligible Funds of MFS Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.


Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Liberty Life. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.


The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing the Principal Underwriter, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

Eligible Funds of Alger
American Fund and Variable Account
Sub-Accounts                            Investment Objective

Alger Growth                            Long-term capital appreciation
(Alger Growth Sub-Account)
Alger Small Cap                         Long-term capital appreciation.
(Alger Small Cap Sub-Account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-Accounts                            Investment Objective

Alliance Global Bond                    A high level of return from a
(Alliance Global Bond                   combination of current income and
Sub-Account)                            capital appreciation by investing
                                        in a globally diversified
                                        portfolio of high quality debt
                                        securities denominated in the U.S.
                                        Dollar and a range of foreign
                                        currencies.

Alliance Premier Growth                 Growth of capital rather than
(Alliance Premier Growth                current income.
Sub-Account)


Eligible Funds of Liberty Trust
and Variable Account
Sub-Accounts                            Investment Objective

Colonial Growth & Income                Primarily income and long-term
(Colonial Growth & Income               capital growth and, secondarily,
Sub-Account)(formerly named             preservation of capital.
Colonial-Keyport Growth and
Income Fund)

Colonial Int'l Fund for Growth          Long-term capital growth, by
(Colonial Int'l Fund for Growth         investing primarily in non-U.S.
Sub-Account)(formerly named             equity securities.
Colonial-Keyport Int'l Fund for
Growth)

Colonial Strategic Income               A high level of current income, as
(Colonial Strategic Income              is consistent with prudent risk and
Sub-Account)(formerly named             maximizing total return, by
Colonial-Keyport Strategic              diversifying investments primarily
Income Fund)                            in U.S. and foreign government and
                                        high yield, high risk corporate
                                        debt securities.

Colonial U.S. Stock                     Long-term capital growth by
(Colonial U.S. Stock Sub Account)       investing primarily in large
(formerly named Colonial-Keyport        capitalization equity securities.
U.S. Stock Fund)

Liberty All-Star Equity                 Total investment return, comprised
(Liberty All-Star Equity Sub-Account)   of long-term capital appreciation
                                        and current income, through
                                        investment primarily in a
                                        diversified portfolio of equity
                                        securities.

Newport Tiger
(Newport Tiger Sub-Account)(formerly    Long term capital growth by
named Newport-Keyport Tiger Fund)       investing primarily in equity
                                        securities of companies located in
                                        the nine Tigers of Asia (Hong Kong,
                                        Singapore, South Korea, Taiwan,
                                        Malaysia, Thailand, Indonesia,
                                        China and the Philippines).

Stein Roe Global Utilities
(Stein Roe Global Utilities Sub-        Current income and long-term growth
Account) (formerly named Colonial-      of capital and income.
Keyport Utilities Fund)


Eligible Funds of MFS Trust
and Variable Account
Sub-Accounts                            Investment Objective

MFS Emerging Growth                     Long-term growth of capital.
(MFS Emerging Growth Sub-Account)

MFS Research                            Long-term growth of capital and
(MFS Research Sub-Account)              future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-Accounts                            Investment Objective


Stein Roe Balanced                      High total investment return
(Stein Roe Balanced                     through investment in a changing
Sub-Account) (formerly named SteinRoe   mix of securities.
Managed Assets Fund)

Stein Roe Growth Stock                  Long-term growth of capital through
(Stein Roe Growth Stock                 investment primarily in common
Sub-Account)(formerly named SteinRoe    stocks.
Managed Growth Stock Fund)

Stein Roe Money Market                  High current income from short-term
(Stein Roe Money Market                 money market instruments while
Sub-Account)(formerly named SteinRoe    emphasizing preservation of capital
Cash Income Fund)                       and maintaining excellent
                                        liquidity.

Stein Roe Mortgage Securities           Highest possible level of current
(Stein Roe Mortgage Securities          income consistent with safety of
Sub-Account)(formerly named SteinRoe    principal and maintenance of
Mortgage Securities Income Fund)        liquidity through investment
                                        primarily in mortgage-backed
                                        securities.

Stein Roe Special Venture               Capital growth by investing
(Stein Roe Special Venture              primarily in common stocks,
Sub-Account)(formerly named SteinRoe    convertible securities, and other
Capital Appreciation Fund)              securities selected for prospective
                                        capital growth.


There is no assurance that the Eligible Funds will achieve their stated objectives.


All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Liberty Life and of insurance companies affiliated and unaffiliated with Liberty Life. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions:
Alger American Fund - "Participating Insurance Companies and Plans"; Alliance Series Fund - "Introduction to the Fund"; Liberty Trust - "The Trust"; MFS Trust - "Investment Concept of the Trust"; and SteinRoe Trust - "The Trust".


                    Transfer of Variable Account Value

Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.

The Certificate allows Liberty Life to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Liberty Life has no limit on the number or frequency of transfers, and it is not charging a transfer fee of $25 for each transfer in excess of 12 per Certificate Year. For transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days or such shorter time period as Liberty Life may permit.

Liberty Life is also limiting each transfer to a maximum of $500,000 or such greater amount as Liberty Life may permit. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Liberty Life.

In applying the $500,000 limitation, Liberty Life may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Liberty Life will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Liberty Life to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Liberty Life. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Liberty Life's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Liberty Life has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse effect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and
procedures  established by Liberty Life from time  to  time.   The  current
conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Liberty Life initiates the transfer.

If  100%  of  any  Sub-Account's value is transferred  and  the  allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

     Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Liberty Life's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Liberty Life may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Liberty  Life has also reserved the right, subject to compliance  with  the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law;
(c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Liberty Life's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Liberty Life assesses charges, so long as the aggregate  amount  is not increased beyond that currently  charged  to  the
Variable   Account   and  the  Eligible  Funds  in  connection   with   the
Certificates.

                                DEDUCTIONS

               Deductions for Certificate Maintenance Charge

Liberty Life has responsibility for all administration of the Certificates and the Variable Account. Liberty Life has sub-contracted to an affiliate the actual day-to-day administration of the Certificates, for which it pays a fee. This administration includes, but is not limited to, preparation of the Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life makes a Certificate Maintenance Charge for such services during the accumulation and annuity payment periods. At the present time the Certificate Maintenance Charge is $36 per Certificate Year. PRIOR TO THE INCOME DATE THE CERTIFICATE MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY LIBERTY LIFE. The Certificate Maintenance Charge will be waived before the Income Date if:

(i)  it is the first Certificate Anniversary, or
(ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
(iii)  Purchase  Payments of at least $2,000 have been made  in  the  prior
Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

(i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and
(ii) at the time of the first payment of the year, the present value of all of the remaining payments (see "Option A" on Page 22) is greater than or equal to $40,000.

Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Certificate Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Certificate Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Liberty Life may not later change the amount of the Certificate Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

             Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Liberty Life guarantees the Death Benefits described below (see "Death Provisions"). Liberty Life assumes an expense risk since the Certificate Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming mortality and expense risks, for each Valuation Period Liberty Life deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income
Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates".

                 Deductions for Daily Distribution Charge

Liberty Life also deducts from each Sub-Account each Valuation Period a daily Distribution Charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Liberty Life for certain sales distribution expenses relating to the Certificate.

This charge will not be deducted from Sub-Account values attributable to Certificates that have reached the maximum cumulative distribution charge limit defined below and to Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates". The charge is also not deducted from Sub-Account values attributable to Annuity Units. Liberty Life may decide not to deduct the charge from Sub-Account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract of Liberty Life's general account.

              Deductions for Contingent Deferred Sales Charge

A sales charge is not deducted from the Certificate's Purchase Payments when initially received. However, a Contingent Deferred Sales Charge may be deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Liberty Life maintains a separate set of records. These records identify the date and amount of each Purchase Payment made to the Certificate and the Certificate Value over time.

Certificate Owners will be permitted to make partial surrenders during the Accumulation Period without incurring a Contingent Deferred Sales Charge, as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount not to exceed, at the time of the withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

Contingent Deferred Sales Charges, as discussed below, will be deducted with respect to withdrawals in excess of these amounts.

In computing the applicable charge amounts, the amount of any surrender in any Certificate Year after the first as set forth in 2. above, will be deducted from the Purchase Payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the Purchase Payments in the same chronological order: the amount of any surrender in the first Certificate Year in excess of the amount set forth in 1. above and the amount of any surrender in any later Certificate Year in excess of the combined amount set forth in 1. and 2. above. The Contingent Deferred Sales Charge for each Purchase Payment from which a deduction is made will be equal to (a) multiplied by (b), where:

(a)  is the amount so deducted; and

(b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each Purchase Payment during the seven years after the date of its payment are: 7% during year 1; 6% during year 2; 5% during year 3; 4% during year 4; 3% during year 5; 2% during year 6; 1% during year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each Purchase Payment are then totaled. The lesser of this total amount and the Certificate's maximum cumulative distribution charge will be deducted from the Certificate Value in the same manner as the surrender amount. The maximum cumulative distribution charge is equal to (a) less (b), where (a) is 9% of the total Purchase Payments made to the Certificate and (b) is the sum of all prior Contingent Deferred Sale Charge deductions from the Certificate Value and all prior Variable Account daily distribution charges applicable to the Certificate from the 0.15% distribution charge factor. After each surrender, Liberty Life's records will be adjusted to reflect any deductions made from the applicable Purchase Payments.


Example:  Two  Purchase Payments were made one year apart  for  $5,000  and
$7,000. The Certificate Value has grown to an assumed $13,200 when the Certificate Owner decides to withdraw $8,000. The Certificate Value at the beginning of the Certificate Year of surrender was $13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Certificate's earnings ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300), an additional $100 would not be subject to charges. This $100 would be deducted from the oldest Purchase Payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The distribution charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Certificate Values under the rules specified in "Partial Withdrawals and Surrender" on Page 21.


The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the charge will be paid from Liberty Life's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Certificate may receive up to 6.00% of Purchase Payments with additional compensation later based on the Certificate Value of those payments. During certain time periods selected by Liberty Life and Keyport Financial Services Corp., the percentage may increase to 6.25%.

The Contingent Deferred Sales Charge will be waived in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement relating to such confinements.

The Contingent Deferred Sales Charge will be eliminated under Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates".

Liberty Life may reduce or change to 0% any Contingent Deferred Sales Charge percentage under a Certificate issued in an internal exchange or transfer of an annuity contract of Liberty Life's general account.

Liberty Life may allow, under the Systematic Withdrawal Program and under other permitted circumstances, all or part of the amount in 2. above to also be available in the first Certificate Year. If so, the amount in 2. above will be calculated by substituting the initial Purchase Payment for the Certificate Value.

            Deductions for Transfers of Variable Account Value

The Certificate allows Liberty Life to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

                       Deductions for Premium Taxes

Liberty Life deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Liberty Life elects to defer such deduction. It is not possible to describe precisely the amount of premium tax payable on any transaction involving the Certificate offered hereby. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Liberty Life within such states, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

                        Deductions for Income Taxes

Liberty Life will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Liberty Life to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

                      Total Variable Account Expenses

Total Variable Account expenses in relation to the Certificate will be the Certificate Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectuses.

                              OTHER SERVICES

The Programs. Liberty Life offers several investment related programs which are available only prior to the Income Date: Asset Allocation; Dollar Cost Averaging; Systematic Investment; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the Programs has its own requirements, as discussed below. Liberty Life reserves the right to terminate any Program.

If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. For those Programs involving transfers, Owners may change instructions by telephone with regard to which Sub-Accounts or the Fixed Account Certificate Value may be transferred. The current conditions and procedures are described in Appendix B.


Dollar Cost Averaging Program. Liberty Life offers a Dollar Cost Averaging Program that Certificate Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits).

The Certificate Owner by Written Request must specify the Stein Roe Money Market Sub-Account or the One Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $100) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Certificate Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Certificate Owner may extend the program by allocating additional Purchase Payments to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period or by transferring Certificate Value to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period. The Certificate Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.


Written or telephone instructions must be received by Liberty Life by the end (currently 4:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures appear in Appendix B, and Certificate Owners in a dollar cost averaging program will be notified, in advance, of any changes.

Asset Allocation Program. Certificate Owners may select from five asset allocation model portfolios developed by Ibbotoson Associates (Model A - Capital Preservation, Model B - Income and Growth, Model C - Moderate Growth, Model D - Growth, and Model E - Aggressive Growth). If a Certificate Owner elects one of the models, initial and subsequent Purchase Payments will automatically be allocated among the Sub-Accounts in the model. Only one model may be used in a Certificate at a time. Certificate Owners may use a questionnaire and scoring system to determine the model which corresponds to their risk tolerance and time horizons.

Periodically Ibbotoson Associates will review the models and may determine that a reconfiguration of the Sub-Accounts and percentage allocations among those Sub-Accounts is appropriate. Certificate Owners will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. A Certificate Owner may allocate initial or subsequent Purchase Payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Liberty Life will automatically rebalance the Certificate Value of each Sub-Account quarterly. On the last day of the calendar quarter, Liberty Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. The requested change must be received at the Office ten (10) days prior to the end of the calendar quarter. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Liberty Life will rebalance the number of Annuity Units in each Sub-Account (Annuity Units are used to calculate the amount of each Sub-Account annuity payment; see "Variable Annuity Benefits" in the Statement of Additional Information.)


Systematic Investment Program. Purchase Payments may be made by monthly draft against the bank account of any Certificate Owner who has completed and returned to Liberty Life a Systematic Investment Program application and authorization form. The application and authorization form may be obtained from Liberty Life or from the sales representative. Each Systematic Investment Program Purchase Payment is subject to a current minimum of $50.


Systematic Withdrawal Program. To the extent permitted by law, Liberty Life will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may be made from any Sub-Account or Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts or the Fixed Account from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Liberty Life will make withdrawals under the Program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". All Sub-Account withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner and any applicable Contingent Deferred Sales Charge.

The Program may be combined with all other Programs except the Systematic Investment Program.

It may not be advisable to participate in the Systematic Withdrawal Program and incur a Contingent Deferred Sales Charge when making additional Purchase Payments under the Certificate.

                             THE CERTIFICATES

                          Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                             Valuation Periods


The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                           Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Liberty Life utilizes an Accumulation Unit value. Each Sub-Account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

When Liberty Life first purchased Eligible Fund shares on behalf of the Variable Account, Liberty Life valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a/b) - c), where:

(a) is equal to:

(i) the net asset value per share of the Eligible Fund at the end of the
          Valuation Period; plus

(ii)      the  per  share amount of any distribution made by  the  Eligible
          Fund if the
          "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c)  is equal to:

(i)   the Valuation Period equivalent of the Mortality and Expense Risk
                Charge; plus

(ii)  the Valuation  Period  equivalent of the daily  Distribution  Charge;
               plus

(iii) a charge factor, if any, for any tax provision established by Liberty
                Life as a result of the operations of that Sub-Account.


If a Certificate ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge" on Page 15, Unit values without (c)(ii) above will be used thereafter. For Certificates issued to employees of Liberty Life and other persons specified in "Sales of the Certificates", Unit values with .35% in (c)(i) above and without (c)(ii) above will be used. Unit values without (c)(ii) above may be used for certain Certificates issued in an internal exchange or transfer (see "Deductions for Daily Distribution Charge").


                      Modification of the Certificate

Only Liberty Life's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.

                              Right to Revoke

The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to Liberty Life's Service Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Liberty Life never issued it and Liberty Life will refund the Certificate Value.

              DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate may continue until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its Surrender Value. If the Certificate is still in effect at the end of the five-year period, Liberty Life will automatically end it then by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die of the primary Certificate Owner, Joint Certificate Owner, Annuitant, or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person. If the Covered Person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

The DBA at issue is the initial Purchase Payment. Thereafter, the DBA is calculated for each Valuation Period by adding any additional Purchase Payments, and deducting any partial withdrawals, including any applicable surrender charge. This resulting amount is the "net Purchase Payment death benefit". The Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the 81st birthday of the Covered Person is determined. Each Anniversary Value is increased by any Purchase Payments made after that anniversary. This resultant value is then decreased by an amount calculated at the time of any partial withdrawal made after that anniversary. The amount is calculated by taking the amount of any partial withdrawal, and dividing by the Certificate Value immediately preceding the partial withdrawal, and then multiplying by the Anniversary Value immediately preceding the withdrawal. The greatest Anniversary Value, as so adjusted, (the "greatest Anniversary Value") is the DBA unless the net Purchase Payment death benefit is higher. The net Purchase Payment death benefit will be the DBA if such amount is higher than the greatest Anniversary Value.

When Liberty Life receives due proof of the Covered Person's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after Liberty Life is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-Covered Person, any applicable Contingent Deferred Sales Charge would be deducted. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death;
(b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the
Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner. If the Annuitant is the first to die of the Certificate's primary Certificate Owner, Joint Certificate Owner and Annuitant, then the Annuitant is the Covered Person and the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"), as defined above. When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Certificate Owner may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after 90 days, any applicable Contingent Deferred Sales Charge would be deducted.

                DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies before the Income Date while the Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Liberty Life will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after Liberty Life is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period, any applicable Contingent Deferred Sales Charge would be deducted.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Liberty Life will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable Contingent Deferred Sales Charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death;
(b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                           CERTIFICATE OWNERSHIP

The  Certificate  Owner shall be the person designated in the  application.
The Certificate Owner may exercise all the rights of the Certificate. Joint Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. A Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Liberty Life. The Certificate Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Certificate may have limitations on assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                     PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Liberty Life must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Liberty Life may permit in conjunction with a Systematic Withdrawal Program. If the Certificate Value after a partial withdrawal would be below $2,500, Liberty Life will treat the request as a withdrawal of only the excess amount over $2,500. The amount withdrawn will include any applicable Contingent Deferred Sales Charge and therefore the amount actually withdrawn may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Liberty Life will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity option with any surrender benefit of at least $5,000. Liberty Life's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity options based on life contingencies cannot be surrendered after annuity payments have begun. Option A, which is not based on life contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                            ANNUITY PROVISIONS

                             Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value increased or decreased by a limited Market Value Adjustment of Fixed Account Value described in Appendix A (less any premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) on the Income Date in accordance with the option selected.

                      Income Date and Annuity Option

The  Certificate Owner may select an Income Date and an Annuity  Option  at the time of application. If the Certificate Owner does not select an Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of (i) Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                 Change in Income Date and Annuity Option

 The Certificate Owner may choose or change an Annuity Option or the Income Date by making a Written Request to Liberty Life at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; and (b) not later than the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                              Annuity Options

The Annuity Options are:

     Option A: Income for a Fixed Number of Years;

     Option B: Life Income with 10 Years of Payments Guaranteed; and

     Option C: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms -- as a variable annuity for use with the Variable Account and as a fixed annuity for use with Liberty Life's general account Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A any applicable premium taxes not previously deducted and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value, (less any applicable premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) will be applied to a variable annuity option and Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A (less any applicable premium taxes not previously deducted) will be applied to a fixed annuity option. Any premium taxes will be deducted proportionately from both the Variable Account Value and Fixed Account Value. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under an annuity option. Any annuity option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Liberty Life has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Liberty Life has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. Liberty Life will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 5% per year unless 3% per year is chosen by Written Request at the time the option is selected); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent
Deferred Sales Charge".) Instead of receiving a lump sum, the payee may elect another payment option and the amount applied to the option will not be reduced by the charge defined in (b) above. If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year unless 3% per year had been chosen by the payee at the time the option was selected.

The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Liberty Life has no mortality risk during this period.

If annual payments are chosen for Option A and a variable payout has been selected, Liberty Life has available a "stabilizing" payment option that may be chosen. Each annual payment will be determined as described in "Variable Annuity Payment Values". Each annual payment will then be placed in Liberty Life's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Liberty Life that will vary from year to year. The commutation method described above for calculating the present value of remaining payments applies to the annual payments. Any monthly payments remaining before the next annual payment will be commuted at the interest rate used to determine that year's monthly payments.


See "Annuity Payments" on Page 24 for the manner in which Option A may be taxed.


Option B: Life Income with 10 Years of Payments Guaranteed.   Liberty  Life
will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year unless 3% per year had been chosen by the payee at the time the option was selected.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. Liberty Life will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                      Variable Annuity Payment Values

The amount of the first variable annuity payment is determined by Liberty Life using an annuity purchase rate that is based on an assumed annual investment return of 5% per year, unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge. Currently, a payee may instruct Liberty Life to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.

               Proof of Age, Sex, and Survival of Annuitant

Liberty Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Liberty Life will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments
Liberty Life may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Liberty Life is repaid in full.

                          SUSPENSION OF PAYMENTS

Liberty Life reserves the right to postpone surrender payments from the Fixed Account for up to six months. Liberty Life reserves the right to suspend or postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                TAX STATUS

                               Introduction

The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary
depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Liberty Life's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

                     Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate other than as an agent for an individual is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified
Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging for lump-sum distributions received before January 1, 2000. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Liberty Life issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or (b) one or more Certificates and one or more of Liberty Life's other annuity contracts. Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Liberty Life contracts as one contract. Liberty Life believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate that is allocated to Variable Account Value by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate that is allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "stabilizing" payment option available under Annuity Option A, pursuant to which each annual payment is placed in Liberty Life's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:
(a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income  Tax  Withholding.   Liberty Life is required  to  withhold  federal
income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Liberty Life will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Liberty Life's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and (iii) assignments are not treated as surrenders subject to taxation. Liberty Life's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Liberty Life would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Liberty Life, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.

                              Qualified Plans

The Certificate is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with the various types of
Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

                          Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such
Purchase Payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Liberty Life will notify a Certificate Owner who has requested a distribution from a Certificate if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Certificate Owner receives the amount rather than directing Liberty Life by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                      Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." These Individual Retirement Annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Annuity.

                Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                    VARIABLE  ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Liberty Life will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Liberty Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Liberty Life determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                         SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The
Certificate will be sold by salespersons who represent Liberty Life Assurance Company of Boston, an affiliate of KFSC, as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

Different Certificates may be sold (1) to a person who is an officer, director, or employee of Liberty Life, or an affiliate of Liberty Life, a trustee or officer of an Eligible Fund, an employee of the investment adviser or sub-investment adviser of an Eligible Fund, or an employee or associated person of an entity which has entered into a sales agreement with the Principal Underwriter for the distribution of Certificates, or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the Certificate Maintenance Charge, the asset-based Sales charge or the Contingent Deferred Sales Charge and (2) they have a Mortality and Expense Risk Charge of 0.35% per year.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Liberty Life is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Liberty Life.

                      INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may write Liberty Life Service Office, 125 High Street, Boston, MA 02110, or call
(800) 367-3653.

           TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

                                                             Page
Liberty Life Assurance Company of Boston                        2
Variable Annuity Benefits                                       2
  Variable Annuity Payment Values                               2
  Re-Allocating Sub-Account Payments                            4
Safekeeping of Assets                                           4
Principal Underwriter                                           4
Experts                                                         4
Investment Performance                                          5
  Yields for Stein Roe Money Market Sub-Account                 6
Financial Statements                                            7
  Liberty Life Assurance Company of Boston                      9

                                APPENDIX A

 THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

                               Introduction

This Appendix describes the Fixed Account option available under the Certificate.

FIXED ACCOUNT VALUES PROVIDED BY THE CERTIFICATE ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN AMOUNTS TRANSFERRED AND AMOUNTS PAID (INCLUDING WITHDRAWALS, SURRENDERS, DEATH BENEFITS, AND AMOUNTS APPLIED TO PURCHASE ANNUITY PAYMENTS) TO A CERTIFICATE OWNER OR OTHER PAYEE. IN NO EVENT WILL THE DOWNWARD MARKET VALUE ADJUSTMENT ELIMINATE INTEREST AT THE RATE OF 3% PER YEAR APPLIED TO THE AMOUNT ALLOCATED TO A GUARANTEED PERIOD. PAYMENTS MADE FROM FIXED ACCOUNT VALUES AT THE END OF THEIR GUARANTEE PERIOD ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT.

Purchase Payments allocated to the Fixed Account option become part of Liberty Life's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, is subject to regulation under the 1933 Act or the Investment Company Act. Liberty Life understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

       Investments in the Fixed Account and Capital Protection Plus

Purchase Payments will be allocated to the Fixed Account in accordance with the selection made by the Certificate Owner in the application. Any selection must specify that percentage of the Purchase Payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 5%. The Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Certificate Owner. By authorizing Liberty Life to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

Liberty Life currently offers Guarantee Periods of 1, 3, 5, and 7 years. Liberty Life may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Certificates, as well as the length of those Guarantee Periods. If Liberty Life stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent Purchase Payments and for transfers of Certificate Value.

Liberty Life offers a Capital Protection Plus program that a Certificate Owner may request. Under this program, Liberty Life will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

For an example of Capital Protection Plus, assume Liberty Life receives a Purchase Payment of $10,000 when the interest rate for the 7-year Guarantee Period is 6.75% per year. Liberty Life will allocate $6,331 to that
Guarantee  Period  because $6,331 will increase at that  interest  rate  to
$10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Certificate Owner.

                            Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less

(c) any prior partial withdrawals from the Fixed Account, including any charges therefor; less

(d)  any Fixed Account Value transferred to the Variable Account.

                             Interest Credits

Liberty Life will credit interest daily (based on an annual compound interest rate) to Purchase Payments allocated to the Fixed Account at rates declared by Liberty Life for Guarantee Periods of one or more years from the month and day of allocation. Any rate set by Liberty Life will be at least 3% per year.

Liberty Life's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Certificate Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a Purchase Payment allocation.

                  Application of Market Value Adjustment

Any surrender, withdrawal, transfer, or application to an Annuity Option of Fixed Account Value from a Guarantee Period of three years or more is subject to a limited Market Value Adjustment, unless: (1) the effective date of the transaction is at the end of the Guarantee Period; or (2) the effective date of a surrender is within 90 days of the date of death of the first Covered Person to die.

If a Market Value Adjustment applies to either a surrender or the application to an Annuity Option, then any negative Market Value Adjustment amount will be deducted from the Certificate Value and any positive Market Value Adjustment amount will be added to the Certificate Value. If a Market Value Adjustment applies to either a partial withdrawal or a transfer, then any negative Market Value Adjustment amount will be deducted from the partial withdrawal or transfer amount after the withdrawal or transfer amount has been deducted from the Fixed Account Value, and any positive Market Value Adjustment amount will be added to the applicable amount after it has been deducted from the Fixed Account Value.

No Market Value Adjustment is ever applicable to Guarantee Periods of fewer than three years.

                     Effect of Market Value Adjustment

A Market Value Adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The Market Value Adjustment may be positive or negative, but any negative Adjustment may be limited in amount (see Market Value Adjustment Factor below).

Generally, if the Treasury Rate for the Guarantee Period is lower than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the limited Market Value Adjustment will result in a reduction of the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

Similarly, if the Treasury Rate for the Guarantee Period is higher than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the Market Value Adjustment will result in an increase in the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

The Market Value Adjustment will be applied before the deduction of any applicable surrender charges or applicable taxes.

                      Market Value Adjustment Factor

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to a Payment Option, by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as the larger of Formula (1) or (2):

(1)  (1+a)/(1+b)(n/12) - 1

where:

"a" is the Treasury Rate for the number of Guarantee Period Years in the Guarantee Period;

"b" is the Treasury Rate for a period equal to the time remaining (rounded up to the next whole number of Guarantee Period Years) to the expiration of the Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of the Guarantee Period.

(2)  (1.03)/(1+i)(y+d/#) - 1

where:

"i" is the Guaranteed Interest Rate for the Guarantee Period;

"y" is the number of complete Guarantee Period Years that have elapsed in the Guarantee Period;

"d" is the number of days since the last Guarantee Period Anniversary or, if "y" is zero, the number of days since the start of the Guarantee Period; and

"#" is the number of days in the current Guarantee Period Year (i.e., the sum of "d" and the number of days until the next Guarantee Period Anniversary).

In Formulas (1) and (2), all references to Guarantee Period, Guarantee Period Anniversary, Guarantee Period Month, and Guarantee Period Year relate to the Guarantee Period from which is being taken the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

As stated above, the Formula (2) amount will apply only if it is greater than the Formula (1) amount. This will occur only when the Formula (1) amount is negative and the Formula (2) amount is a smaller negative number. Formula (2) thus ensures that a full (normal) negative Market Value Adjustment of Formula (1) will not apply to the extent it would decrease the Guarantee Period's Fixed Account Value (before the deduction of any applicable surrender charges or any applicable taxes) below the following amount:

     (a)  the amount allocated to the Guarantee Period; less
     (b)  any prior systematic or partial withdrawal amounts; less
     (c) any prior amounts transferred to the Variable Account or to another Guarantee Period in the Fixed Account; plus
      (d)  interest on the above items (a) through (c) credited annually at
a    rate of 3% per year.

                              Treasury Rates

The Treasury Rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in Formula (1) above. Weekly Series are published at the beginning of the following week. To determine "a", Liberty Life uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the Start Date for the Guarantee Period, except that if the Start Date is the same as the Determination Date or the date of publication, or any date in between, Liberty Life instead uses the weekly Series first published after the prior Determination Date. To determine "b", Liberty Life uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the date on which the Market Value Adjustment Factor is calculated, except that if the calculation date is the same as the Determination Date or the date of publication, or any date in between, Liberty Life instead uses the weekly Series first published after the prior Determination Date. The Determination Dates are the last business day prior to the first and fifteenth of each calendar month.

If the number of years specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, the Treasury Rate will be determined by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, Liberty Life will adopt a comparable constant maturity index or, if such a comparable index also is not available, Liberty Life will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

                         End of A Guarantee Period

Liberty Life will notify a Certificate Owner in writing at least 30 days prior to the end of a Guarantee Period. At the end of the Guarantee Period, Liberty Life will automatically transfer the Guarantee Period's Fixed Account Value to the Money Market Sub-Account of the Variable Account unless Liberty Life previously received a Certificate Owner's Written Request of: (1) election of a new Guarantee Period from among those being offered by Liberty Life at that time; or (2) instructions to transfer the ending Guarantee Period's Fixed Account Value to one or more Sub-accounts of the Variable Account. A new Guarantee Period cannot be longer than the number of years remaining until the Income Date.

                     Transfers of Fixed Account Value

The Certificate Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account subject to any applicable Market Value Adjustment. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Certificate allows Liberty Life to limit the number of transfers that can be made in a specified time period. Currently, Liberty Life is limiting Variable Account and Fixed Account transfers to generally unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value". These limitations will not apply to any transfer made at the end of a Guarantee Period.
Certificate Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Certificate Owner has authorized Liberty Life by Written Request to accept telephone transfer instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and
procedures  established by Liberty Life from time  to  time.   The  current
conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for Purchase Payments includes that Guarantee Period, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.

                                APPENDIX B

                          TELEPHONE INSTRUCTIONS

                 Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize Liberty Life to accept telephone instructions but either Certificate Owner may give Liberty Life telephone instructions.

2. All callers will be required to identify themselves. Liberty Life reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Liberty Life's satisfaction.

3. Neither Liberty Life nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Liberty Life will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Liberty Life does not, Liberty Life may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Liberty Life or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Liberty Life nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until (a) Liberty Life receives the Certificate Owner's written revocation, (b) Liberty Life discontinues the privilege, or (c) Liberty Life receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Liberty Life's Service Office at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Liberty Life, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Liberty Life will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Liberty Life receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Liberty Life is instructed otherwise.


       Telephone Changes to Purchase Payment Allocation Percentages

                     Numbers 1-6 above are applicable.

                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION

                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            VARIABLE ACCOUNT J
                                    OF
         LIBERTY LIFE ASSURANCE COMPANY OF BOSTON ("Liberty Life")





This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the Liberty Advisor variable annuity prospectus dated November 15, 1997. The prospectus is available, at no charge, by writing Keyport Financial Sercives Corp. at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.



                             TABLE OF CONTENTS

                                                                       Page


Liberty Life Assurance Company of Boston...................................2
Variable Annuity Benefits..................................................2
  Variable Annuity Payment Values..........................................2
  Re-Allocating Sub-Account Payments.......................................4
Safekeeping of Assets......................................................4
Principal Underwriter......................................................4
Experts....................................................................4
Investment Performance.....................................................5
  Yields for Stein Roe Money Market Sub-Account............................6
FinancialStatements................. ......................................7
  Liberty Life Assurance Company of Boston.................................9





The date of this statement of additional information is November 15, 1997.

                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Mutual Fire") are the ultimate corporate parents of Liberty Life. Liberty Mutual and Liberty Mutual Fire ultimately control Liberty Life through the following intervening holding company subsidiary: Liberty Mutual Property-Casualty Holding Corporation. Liberty Mutual is a multi-line insurance company. For additional information about Liberty Life, see page 8 of the prospectus.

                        VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

      For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

     The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

     The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying
(a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

      Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Liberty Life uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

      When Liberty Life first purchased Eligible Fund shares on behalf of the Variable Account, Liberty Life valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

          (a) is equal to the net investment factor as defined in the prospectus without any deduction for the sales charge defined in
          (c)(ii) of the net investment factor formula; and

          (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

      With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

      The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Liberty Life to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Liberty Life receives the request, Liberty Life will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                          SAFEKEEPING OF ASSETS

      Liberty Life is responsible for the safekeeping of the assets of the Variable Account.

      Liberty Life has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life has contracted with Keyport Life Insurance Company, an affiliate, to provide all administration for the Contracts and Certificates, as its agent. Keyport Life Insurance Company's compensation is based on the number of Certificates and on the Certificate Value of these Certificates.

                          PRINCIPAL UNDERWRITER

      The Contract and Certificate, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Liberty Life.

                                 EXPERTS

      The financial statements of Liberty Life Assurance Company of Boston at December 31, 1996, and for the year then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

      The financial statements of Liberty Life Assurance Company of Boston as of December 31, 1995 and for each of the years in the two-year period ended December 31, 1995 included herein have been included herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                          INVESTMENT PERFORMANCE

      The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

      Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Large Company Stocks, represented by the Standard and
Poor's  Composite  Stock Price Index (an unmanaged  weighted  index  of  90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade
Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.


Yields for Stein Roe Money Market Sub-Account

Yield and effective yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Certificate charge. Both yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Both yields do not reflect Contingent Deferred Sales Charges and premium tax charges. The yields would be lower if these charges were included. The following are the standardized formulas:



Yield equals:  (A - B - 1) X  365
                  C            7

Effective Yield Equals:  (A - B)365/7 - 1
                            C
Where:

          A =  the Accumulation Unit value at the end of the 7-day period.


          B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of
          Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one SteinRoe Cash Income Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.


          C  =   the Accumulation Unit value at the beginning of the  7-day period.


      The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.


                           FINANCIAL STATEMENTS


      The Variable Account recently commenced operations and therefore no financial statements are included. The financial statements of Liberty Life are provided as relevant to its ability to meet its financial obligations under the Certificates.

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




                      Report of Independent Auditors




The Board of Directors
Liberty Life Assurance Company of Boston

We have audited the accompanying balance sheet of Liberty Life Assurance Company of Boston (the Company) as of December 31, 1996, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.






February 28, 1997                                  Ernst & Young LLP
Boston, Massachusetts

                       Independent Auditors' Report




The Board of Directors
Liberty Life Assurance Company of Boston:

We have audited the accompanying balance sheet of Liberty Life Assurance Company of Boston as of December 31, 1995, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston as of December 31, 1995 and the results of its operations and its cash flows for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Boston, Massachusetts
February 16, 1996

                    Liberty Life Assurance Company of Boston

                                 Balance Sheets

                                                        December 31
                                                     1996        1995
                                                      (In Thousands)
Assets
Investments:
  Fixed maturities, available for sale            $1,737,187  $1,522,447
  Equity securities, available for sale                4,122       4,191
  Policy loans                                        45,345      40,672
  Short-term investments                              78,715     121,471
  Other invested assets                               38,281      32,339
Total investments                                  1,903,650   1,721,120

Cash and cash equivalents                             34,372      64,801
Amounts recoverable from reinsurers                   48,800      36,919
Premiums receivable                                    8,421       4,974
Investment income due and accrued                     20,820      17,275
Deferred policy acquisition costs                     77,424      62,762
Other assets                                           7,050       7,545
Assets held in separate accounts                   1,097,040     899,519

Total assets                                      $3,197,577  $2,814,915

Liabilities and Stockholders' Equity:
Liabilities:
  Future Policy benefits                          $  936,842  $  809,042
  Policyholders' and beneficiaries' funds            548,153     441,619
  Policy and contract claims                          30,394      19,344
  Dividends to policyholders                          12,919      12,309
  Experience rating refund reserves                    2,400       1,190
  Liability for participating policies                68,504      65,256
  Federal income taxes payable                           542          -
  Deferred federal income taxes                       73,973      93,158
  Due to Parent                                        8,907       9,334
  Accrued expenses and other liabilities             117,144     191,894
  Liabilities related to separate accounts         1,097,040     899,519
Total liabilities                                  2,896,818   2,542,665

Stockholders' equity:
  Common stock, $312.50 par value; 8,000
     shares authorized, issued and outstanding         2,500       2,500
  Additional paid-in capital                          52,500       2,500
  Net unrealized gains on investments,
    net of federal income taxes of $43,793
    and $66,391                                       81,330     122,875
  Cumulative foreign currency translations,
    net of federal income taxes of $612 and $515       1,139         957
Retained earnings                                    163,290     143,418

Total stockholders' equity                           300,759     272,250

Total liabilities and stockholders' equity        $3,197,577  $2,814,915

See accompanying notes to financial statements.

                    Liberty Life Assurance Company of Boston
                              Statements of Income

                                             Year Ended December 31
                                             1996        1995      1994
                                                (In Thousands)
Revenues:
  Premiums, net                              $283,965  $197,017  $130,606
  Net investment income                       122,527   108,721    97,022
  Realized gains on investments                 6,722     5,091     3,043
  Contractholder charges and assessments        5,759     5,428     4,943
  Other revenues                                4,469     4,323     3,776
Total revenues                                423,442   320,580   239,390

Benefits and expenses:
  Death and other policy benefits             173,281   126,029   110,158
  Recoveries from reinsurers on ceded claims  (11,454)  (10,489)   (5,858)
  Provision for future policy benefits and
   other policy liabilities                   121,347    88,903    41,609
  Interest credited to policyholders           32,252    27,527    18,347
  Change in deferred policy acquisition costs (15,247)  (11,101)   (9,921)
  General expenses                             69,926    52,555    38,381
  Insurance taxes and licenses                  6,956     4,997     3,550
  Dividends to policyholders                   12,610    12,277    11,671
Total benefits and expenses                   389,671   290,698   207,937

Income from continuing operations before
  federal income taxes and earnings of
  participating policies                       33,771    29,882    31,453
Federal income taxes                           10,327    10,782    11,003
Income from continuing operations before
  earnings of participating policies           23,444    19,100    20,450

Earnings of participating policies net
  of federal income tax benefit of $2,514
  in 1996, $2,581 in 1995 and $835 in 1994      3,247     3,397     1,545

Income from continuing operations              20,197    15,703    18,905

Discontinued operations:
  Loss from operations on discontinued
  group health, net of federal income
  (benefits) taxes of ($175) in 1996, ($1,236)
  in 1995 and $100 in 1994                       (325)   (2,267)       24

Net income                                   $ 19,872  $ 13,436  $ 18,929

See accompanying notes to financial statements.


                    Liberty Life Assurance Company of Boston

                         Statements of Stockholders' Equity

                    Years Ended December 31, 1996, 1995 and 1994
                                   (In Thousands)

                                        Net
                                    Unrealized  Cumulative
                         Additional  Gains      Foreign
                   Common Paid-In  (Losses) on  Currency    Retained
                   Stock  Capital  Investments Translations Earnings  Total

Balance at
 January 1, 1994    $2,500  2,500    105,774     203     111,053  $222,030

Net income                                                18,929    18,929

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($425)                      (93,500)                      (93,500)

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($140)                                        260                   260


Balance at
 December 31, 1994   2,500  2,500     12,274     463     129,982   147,719

Net income                                                13,436    13,436

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($59,758)                   110,601                       110,601

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($267)                                        494                   494

Balance at
 December 31, 1995   2,500  2,500    122,875     957     143,418   272,250

Additional Paid-In
  Capital                  50,000                                   50,000

Net income                                                19,872    19,872

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of $22,598                     (41,545)                      (41,545)

Cumulative foreign
currency translations,
net of deferred federal
income taxes
of ($97)                                           182                  182

Balance at
 December 31, 1996  $2,500 52,500     81,330     1,139   163,290   $300,759

See accompanying notes to financial statements.

                    Liberty  Life Assurance Company of Boston

                              Statements of Cash Flows

                                                Years ended December 31
                                             1996         1995        1994
                                                       (In Thousands)
Cash flows from operating activities:
 Premiums collected                        $ 280,613   $ 197,607 $ 127,716
 Investment income received                   98,899      89,412    80,817
 Other considerations received                10,331       9,421    22,599
 Policyholder claims paid                   (124,297)    (96,494) (123,676)
 Surrender benefits paid                     (33,748)     (5,927)   (5,317)
 Policyholder dividends paid                 (12,008)    (11,685)  (11,081)
 General expenses paid                       (67,834)    (56,736)  (41,915)
 Insurance taxes and licenses paid            (3,959)     (6,000)   (6,346)
 Federal income taxes paid, including
   capital gains taxes                        (5,858)    (12,878)   (4,897)
 Intercompany net receipts                      (426)      9,201   (16,620)
 Other receipts (payments)                    12,218      (2,782)   (6,904)
Net cash flows provided by operating
   activities                                153,931     113,139    14,376

Cash flows from investing activities:
 Proceeds from fixed maturities sold         128,493      41,763    66,835
 Proceeds from fixed maturities matured       91,292      75,084   124,347
 Cost of fixed maturities acquired          (480,206)   (224,725) (315,121)
 Proceeds from equity securities sold        125,997      87,449    45,632
 Cost of equity securities acquired         (122,197)    (86,390)  (45,898)
 Change in policy loans                       (4,673)     (4,087)   (3,827)
 Investment cash in transit                      126        (182)       34
 Proceeds from short-term investments
    sold or matured                          833,144     485,257   902,371
 Cost of short-term investments acquired    (790,040)   (566,870) (879,643)
 Proceeds from other long-term investments
    sold                                       5,997       4,320     2,657
 Cost of other long-term investments
    acquired                                  (6,904)    (13,427)   (5,772)
Net cash used in investing activities       (218,971)   (201,808) (108,385)

Cash flows from financing activities:
 Additional paid-in capital                   50,000         -         -
 Policyholders' deposits on investment
    contracts                                139,579      62,019   124,565
 Policyholders' withdrawals from
    investment contracts                     (65,343)    (62,314)  (30,608)
 Change in securities loaned                 (89,625)    148,710    93,957

Net cash provided by financing activities     34,611     148,415       (52)

Change in cash and cash equivalents          (30,429)     59,746     5,107
Cash and cash equivalents,
  beginning of year                           64,801       5,055

Cash and cash equivalents, end of year     $  34,372   $  64,801 $   5,055

Reconciliation of net income to net cash
   flows from operating activities:
Net income                                 $  19,872   $  13,436 $  18,929

Adjustments to reconcile net income to
  net cash flows from operating
  activities:
   Realized capital gains on investments      (6,722)     (5,091)   (3,211)
   Accretion of bond discount                (20,271)    (17,822)  (16,297)
   Interest credited to policyholders         32,252      27,543    18,347
   Changes in assets and liabilities:
     Proceeds from securities loaned          89,625    (148,710)      -
     Amounts recoverable from reinsurers     (11,881)      4,897   (16,735)
     Premiums receivable                      (3,447)        413      (418)
     Investment income due and accrued        (3,545)     (1,409)   (1,336)
     Deferred policy acquisition costs       (15,247)    (10,888)   (9,921)
     Other assets                                495       1,354    (1,846)
     Future policy benefits                  127,800      88,924    45,660
     Policy and contract claims               11,050      (1,523)     (494)
     Dividends to policyholders                  610         567       590
     Experience rating refund liabilities      1,210        (510)      550
     Liability for participating policies      3,248       3,397     1,544
     Federal income taxes payable                542      (5,830)    4,643
     Deferred federal income taxes             3,805       3,235     1,563
     Due to Parent                              (427)      9,201   (16,620)
     Accrued expenses and other liabilities  (75,038)    151,955    (5,454)

Net cash flows provided by
     operating activities                  $ 153,931   $ 113,139 $  14,376


See accompanying notes to financial statements.

                    Liberty  Life Assurance Company of Boston

                         Notes to Financial Statements

                        December 31, 1996, 1995 and 1994
                                 (In Thousands)

1.   Nature of Operations and Significant Accounting Policies

Organization

Liberty Life Assurance Company of Boston ("The Company") is domiciled in the Commonwealth of Massachusetts. The Company is directly owned 100% by Liberty Mutual Property-Casualty Holding Corporation, a subsidiary directly owned 90% by Liberty Mutual Insurance Company and 10% by Liberty Mutual Fire Insurance Company ("Liberty Mutual").

The Company insures life, annuity and accident and health risks for groups and individuals. The Company also issues structured settlement contracts and administers separate account contracts. The Company is licensed and sells its products in all 50 states, the District of Columbia, and Canada.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual amounts could subsequently differ from such estimates.

Investments

Fixed maturity and equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on fixed maturity and equity securities are reported as a separate component of stockholders' equity, net of applicable deferred income taxes.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustments are included in investment income.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets, specifically investments in limited partnerships, are accounted for using the equity method.

Policy loans are reported at unpaid loan balances.

Realized   capital  gains  and  losses  are  determined  on  the   specific
identification basis.

Deferred Policy Acquisition Costs

Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, costs of policy underwriting, and variable agency expenses. Acquisition costs related to traditional life insurance and certain long-duration group accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the change in net unrealized gains or losses that is credited or charged directly to stockholders' equity. Deferred policy acquisition costs have decreased for this adjustment by $585 and $2,834 at December 31, 1996 and 1995, respectively.

The Company began deferring acquisition costs relating to group life and disability insurance as of January 1, 1995. Costs relating to these policies are amortized straight line over a five year period. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits.

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due. Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges paid and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 5.75% and 6.3% in 1996 and between 6.3% and 6.5% in 1995 and 1994.

Investment Contracts

The Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates were between 5.35% and 7.05% in 1996, between 5.6% and 7.25% in 1995, and between 5.0% and 5.25% in 1994 for annuity contracts. Credited interest rates were between 6.2% and 11.4% in 1996, 1995 and 1994 for structured settlement contracts.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.5% and 10.25% for all years of issue. Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issued prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues, and the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993 and subsequent issues. Withdrawal assumptions are generally based on the Company's experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 6.2% and 11.4%, and the mortality assumptions are based on the 1971 GAM and IAM tables.

Future policy benefits for long-term disability cases are computed using the 1987 Commissioners' Group Disability Table adjusted for the Company's experience.

Policy and Contract Claims

Accident and health business policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company's past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences are considered changes in estimates and are recorded in the statement of income in the year the claims are settled.

Reinsurance

All assets and liabilities related to reinsurance ceded contracts are reported on a gross basis in the accompanying balance sheets. The accompanying statements of operations reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

Federal Income Taxes

The Company has adopted the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

Participating Policies

Participating policies approximate 33% and 35% of life insurance in force at December 31, 1996 and 1995, respectively, and 18% and 56% of individual life insurance premium revenue in 1996 and 1995, respectively. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for participating policies in the accompanying balance sheets. The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

Foreign Currency Translations

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar. Functional currencies are assigned to foreign currencies. The resulting translation adjustments from such transactions are accumulated and then converted to U.S. dollars. The unrealized gain or loss from this translation is recorded as a separate component of stockholders' equity, net of deferred federal income taxes. The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of operations.

Separate Accounts

Separate  account  assets  and  liabilities reported  in  the  accompanying balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than Liberty Life Assurance, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of Liberty Life Assurance. Separate account assets are reported at market value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.

Reclassification

Certain 1995 balances have been reclassified to permit comparison with the 1996 presentation.

2.   Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities are summarized as follows:

                                              December 31, 1996
                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized   Fair
                                    Cost      Gains      Losses     Value
U.S. Treasury securities and
   obligations of U.S government
   corporations and agencies      $ 408,214  $ 86,080  $ (1,195) $  493,099
Debt securities issued by
   foreign governments               24,762        87      (256)     24,593
Corporate securities                614,901    29,667    (3,864)    640,704
U.S. government guaranteed
   mortgage-backed securities       567,343    16,402    (4,954)    578,791

Total fixed maturities           $1,615,220  $132,236  $(10,269) $1,737,187

                                             At December 31, 1995
                                             Gross       Gross
                                Amortized  Unrealized  Unrealized   Fair
                                   Cost      Gains      Losses     Value
U.S. Treasury securities and
   obligations of U.S government
   corporations and agencies    $  380,296  $116,737  $    (37)  $  496,996
Debt securities issued by
   foreign governments              19,651     1,839        (7)      21,483
Corporate securities               313,686    18,727    (2,797)     329,616
U.S. government guaranteed
   mortgage-backed securities      621,282    53,523      (453)     674,352

Total fixed maturities          $1,334,915  $190,826  $ (3,294)  $1,522,447

The amortized cost and fair value of the Company's investment in fixed maturities by contractual maturity is summarized as follows:

                                                   At December 31, 1996
                                                Amortized          Fair
                                                  Cost             Value
  Maturity in one year or less                  $   29,651      $   30,279
  Maturity after one year through five years       169,258         172,798
  Maturity after five years through ten years      313,404         335,973
  Maturity after ten years                         535,564         619,346
  U.S. government guaranteed mortgage-
    backed securities                              567,343         578,791

Total fixed maturities                          $1,615,220      $1,737,187

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Gross gains of $1,462 and $811, and gross losses of $1,411, and $445 were realized on the sales of fixed maturities respectively.

At December 31, 1996, bonds with an admitted asset value of $14,232 were on
deposit   with   state   insurance  departments   to   satisfy   regulatory
requirements.

Equity Securities and Other Invested Assets

Unrealized gains and losses on investments in equity securities, available for sale and other invested assets are recorded in a separate component of stockholders' equity and do not affect operations. The cost, gross unrealized gains and losses on, and the fair value of, those investments are summarized as follows:

                                 At December 31, 1996
                                    Gross     Gross
                                 Unrealized Unrealized  Fair
                          Cost      Gains     Losses   Value

Equity securities        $ 3,098   $ 1,241   $  (217)  $ 4,122
Other invested assets     32,729     6,462      (910)   38,281

Total                    $35,827   $ 7,703   $(1,127)  $42,403

                              At December 31, 1995
                                    Gross     Gross
                                 Unrealized Unrealized  Fair
                          Cost      Gains     Losses   Value

Equity securities        $ 3,086   $ 1,105        --   $ 4,191
Other invested assets     28,874     4,045   $  (580)   32,339
Total                    $31,960   $ 5,150   $  (580)  $36,530

Net Investment Income

Major categories of the Company's net investment income are summarized as follows:

                                                 Year ended December 31
                                              1996      1995       1994
Investment income:
  Fixed maturities                          $118,365   $104,779    $ 95,837
  Equity securities                               83        214          22
  Policy loans                                 2,672      2,397       2,111
  Short-term investments and cash equivalents  1,633      2,034       1,711
  Other invested assets                        1,476        878         342
Gross investment income                      124,229    110,302     100,023

 Less: Investment expenses                     1,702      1,581       1,942
      Discontinued operations                    --         --        1,059
   Net investment income                    $122,527   $108,721    $ 97,022

Realized Capital Gains on Investments

Realized capital gains on investments were derived from the following sources:

                                               Year ended December 31
                                              1996       1995       1994
Fixed maturities                           $     61   $    366   $  1,752
Equity securities                             3,812      3,441        434
Short-term investments                         --          --         (4)
Other invested assets                         2,849      1,284      1,029

Less: Discontinued operations                              --         168
Realized capital gains on investments      $  6,722   $  5,091   $  3,043

Concentration of Investments

There were no investments in a single entity's fixed maturities in excess of ten percent of stockholders' equity at December 31, 1996 and 1995, respectively.

3.   Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within capital resources.

The Company generally reinsures risks on life insurance policies over two hundred fifty thousand dollars as well as selected risks of lesser amounts. Life insurance in force and premium information is summarized as follows:

                                      Year ended December 31, 1996
                                           Assumed    Ceded to
                               Direct     From Other     Other      Net
                               Amount     Companies    Companies   Amount

Life insurance in force      $25,127,732  $64,767   $1,699,677  $23,492,822

Premiums:
 Group life and disability   $   193,209  $    55       10,070      183,194
 Individual life and annuity     103,191    2,939        5,536      100,594
 Group pension                       177      -             -           177

Total premiums               $   296,577  $ 2,994   $   15,606  $   283,965

                                       Year ended December 31, 1995
                                            Assumed   Ceded to
                               Direct     From Other    Other        Net
                               Amount     Companies   Companies     Amount

Life insurance in force     $17,374,371  $56,753    $1,110,191  $16,320,933

Premiums:
 Group life and disability  $   105,415  $    68    $   12,223  $    93,260
 Individual life and annuity    103,732      123         2,477      101,378
 Group pension                    2,379       -             -         2,379

Total premiums              $   211,526  $   191    $   14,700  $   197,017

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1996, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

Amounts recoverable from reinsurers are presented as an asset in the accompanying financial statements and are summarized as follows:

                                                       At December 31
                                                    1996           1995

Group life and health                            $  25,952      $  19,377
Individual life and annuity                         22,848         17,542

Total amounts recoverable from reinsurers        $  48,800      $  36,919

4.   Federal Income Taxes

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries. Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.

Federal income tax expense (benefit) attributable to income from operations was composed of the following:

                                        Year ended December 31
                                        1996      1995      1994
Continuing operations:
  Current                             $ 7,011    $ 7,848   $ 9,559
  Deferred                              3,316      2,934     1,444

Federal income tax (benefit) expense  $10,327     10,782   $11,003

                                        Year ended December 31
                                         1996      1995      1994
Discontinued operations:
  Current                              $  (175)  $ (1,236)  $   (19)
  Deferred                                   0          0       119

Federal income tax (benefit) expense   $  (175)  $ (1,236)  $   100

A reconciliation of federal income tax expense as recorded in the statements of income with expected federal income tax expense computed at the applicable federal tax rate of 35% is summarized as follows:

                                             Year ended December 31
                                               1996      1995     1994
Expected income tax expense                   $ 11,820  $ 10,458  $11,009
 Adjustments to income taxes resulting from:
    Reconciliation of prior year tax return     (1,226)      401        -
    Other, net                                    (267)      (77)      (6)

Federal income tax expense                    $ 10,327   $10,782  $11,003

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred liabilities are summarized as follows:

                                                 Year ended December 31
                                                 1996       1995       1994
Deferred tax assets:
  Dividends to policyholders                 $  3,349  $  3,230   $  3,242
  Experience rating reserves                        -        14        102
  Unearned interest on policy loans               303       283        -
  Unearned group premium adjustment               962       585        448
  Accrued surrender charges on deposit funds      401         -        -
  1987 disability reserve tax adjustment            -       215        334
  Other                                            60        29        281
Total deferred tax assets                       5,075     4,356      4,407

Deferred tax liabilities:
  Future policy benefits                      (11,760)  (11,181)   (12,002)
  Deferred acquisition costs                  (18,818)  (16,201)   (13,742)
  Bonds purchased at market discount           (2,273)   (1,769)    (1,509)
  Bonds market valuation adjustment           (41,493)  (64,788)    (5,916)
  Unrealized gain on other long-term
     investments                               (2,300)   (1,603)      (717)
  Reconciliation of taxes on other long-term
     investments                                 (951)     (829)      (134)
  Cumulative foreign currency translations       (612)     (515)      (248)
  Deferred and uncollected premium adjustment    (653)     (565)      (337)
  Experience rating reserves                     (133)        0          0
  Other                                           (55)      (63)         -
Total deferred tax liabilities               $(79,048) $(97,514)  $(34,605)

Net deferred tax liability                   $(73,973) $(93,158)  $(30,198)

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account". In the event that those amounts are distributed to stockholders', or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 1996 was approximately $4,000. Management does not intend to take actions nor does management expect any events to occur that would cause federal income taxes to become payable on that amount. However, if such taxes were assessed, the amount of taxes payable would be approximately $1,400.

5.    Unpaid Claims Liability for Group Accident and Health Business

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities, net of reinsurance recoverables:

                                                   Year ended December 31
                                                       1996         1995

Unpaid claim liabilities, at beginning of year       $ 102,089  $  76,630
  Less: reinsurance recoverables                           203        444
Net balance at beginning of year                       101,886     76,186

Claims incurred related to:
  Current year                                         104,526     52,747
  Prior years                                           18,176      6,813
Total incurred                                         122,702     59,560

Claims paid related to:
  Current year                                          34,342     15,413
  Prior years                                           27,449     18,447
Total paid                                              61,791     33,860

Net balance at end of year                             162,797    101,886

  Plus: reinsurance recoverables                           238        203

Balance, Unpaid claim liabilities,at end of year     $ 163,035  $ 102,089

During 1996, approximately $17,000 of long-term disability business was accepted from unaffiliated companies through buyout contracts. In return for future premiums, as underwritten by the Company, the Company accepted the risk for covered lines under those contacts, including certain claims which were already in payment status. These claims, which were incurred in 1995 or earlier, were not included in the December 31, 1995 claim reserves and liabilities but are included as prior years incurred claims at December 31, 1996. The claims incurred related to prior years increased by $6,813 in 1995 due to changes in estimates of prior year insured events.

6.   Risk-Based Capital and Retained Earnings

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1996, the Company meets the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of Liberty Life Assurance, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders. The amount of statutory unassigned surplus (deficit) held for the benefit of participating policyholders is $(1,245) and for the stockholders is $83,428 at December 31, 1996. Dividends paid to policyholders were $12,008 and there were no dividends paid to stockholders in 1996.

7.   Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating reserves for policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. At December 31, 1996 and 1995, the Company has accrued $888 and $842, respectively, of premium tax deductions. The Company recognizes its obligations for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $150 and $472 in 1996 and 1995, respectively.

8.   Separate Accounts

Separate Accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist of common stock, long-term bonds, real estate and short-term investments. Except for long-term bonds which are carried at amortized cost, the assets are carried at estimated fair value. Investment income and changes in asset values do not affect the operating results of the Company. Separate Accounts business is maintained independently from the general account of the Company. The Company provides administrative services for these contracts. Fees earned by the Company related to these contracts included in other considerations were $1,503 and $1,434 for the years ended December 31, 1996 and 1995, respectively.

9.   Employee Benefits

The  Company  shares  personnel  with  Liberty  Mutual  which  has  a  non-
contributory defined benefit pension plan covering employees who have attained age twenty-one and have completed one year of service. Benefits are based on years of service and the employee's "final average compensation" which is the employee's average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement. Liberty Mutual's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income tax purposes and to charge such contributions to expense in the year deductible for income tax purposes. Liberty Mutual's pension cost charged to operations for the entire plan in 1996 and 1995 was $15,541 and $26,432 respectively. The Company's allocated pension cost in 1996 and 1995 was $395 and $628, respectively.

As of January 1, 1996 and 1995, the actuarial present value of accumulated vested and nonvested benefits for the entire plan, based on a valuation interest rate of 8% in 1996 and 1995, approximated $657,550 and $607,595, respectively, and the net assets, at fair market value, available for plan benefits approximated $994,643 and $776,859 in 1996 and 1995, respectively. Assets of the plan consist primarily of investments in life insurance company separate accounts and a collective investment trust fund. At
January 1, 1996 and 1995, separate account investments of the Company, included in plan assets at fair market value, amounted to approximately $696,384 and $521,220 respectively.

10.  Postretirement Benefits

Liberty Mutual provides certain health care and life insurance benefits ("postretirement") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Liberty Companies. Alternatively, retirees may elect certain prepaid health care benefit plans. Life insurance benefits are based upon a participant's final compensation subject to the plan maximum.

Liberty Mutual records the costs of its postretirement benefits by the accrual accounting method and has elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $155,840 and $165,580 at December 31, 1996 and 1995, respectively.

Net postretirement benefit costs for Liberty Mutual were approximately $26,239 in 1996 and $30,979 in 1995 and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. Liberty Mutual made payments of $13,000 in 1996 and $14,000 in 1995, as claims were incurred.

At December 31, 1996 and December 31, 1995, the accrued unfunded postretirement benefit obligation for Liberty Mutual's retirees and other fully eligible plan participants was $59,023 and $45,848, respectively. The accumulated benefit obligation for non-vested employees was $96,742 and $86,357 at December 31, 1996 and 1995, respectively. The discount rates used in determining the accumulated postretirement benefit obligation were 7.25% and 7% in 1996 and 1995, respectively, and the health care cost trend rates were 10.75% and 11.25%, graded to 5% over 10 years, in 1996 and 1995, respectively.

The Company's share of postretirement benefit costs were approximately $236 and $282 for 1996 and 1995, respectively.

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation of the entire plan as of December 31, 1996 by approximately $13,899, and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by approximately $1,699.

11.  Related Party Transactions

Under a Service Agreement between the Company and Liberty Mutual, the latter provides personnel, office space, equipment, computer processing and other services. The Company reimburses Liberty Mutual for these services at cost, and for any other special services supplied at the Company's request. Substantially all of the Company's insurance expenses incurred in 1996 and 1995 related to this agreement.

The Company insures the group term life and disability risks for Liberty Mutual employees. Premiums associated with these policies amounted to $13,903 and $14,755 in 1996 and 1995, respectively.

The Company insures key officers of Liberty Mutual Group under an Optional Life Insurance Plan. Premiums associated with this plan amounted to $4,967 and $4,278 in 1996 and 1995, respectively.

Liberty Mutual purchased structured settlement annuity contracts, with and without life contingencies, from the Company. Premiums under these contracts amounted to $91,754 and $78,567 in 1996 and 1995, respectively. The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $441,220 and $386,565 at December 31, 1996 and 1995, respectively.

Liberty Mutual deposited $16,107 and $2,761 with the Company in 1996 and 1995, respectively, to fund certain Liberty Mutual environmental claim transactions. Such amounts have been included in deposit type fund revenues for the years ended December 31, 1996 and 1995, as well as in the liability for premium and other deposit funds.

In 1996, Keyport Life Insurance Company began ceding 100% of the premiums and benefits of certain structured settlement annuity contracts, with and without life contingencies, to the Company. Premiums under these contracts amounted to $3,194 in 1996. The related policy and contract reserves with respect to these structured settlement annuity contracts assumed by the Company amounted to $2,601 at December 31, 1996.

12.  Fair Value of Financial Instruments

Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

Fixed Maturities

Fair values for publicly traded fixed maturities are determined using values reported by an independent pricing service. Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

Cash and Short-term Investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Policy Loans

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Investment Contracts

The fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Policy Account Balances

The fair values of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amount and fair value of the Company's financial instruments are summarized a follows:

                              December 31, 1996       December 31, 1995
                               Carrying    Fair      Carrying     Fair
                                Amount     Value      Amount      Value
Fixed maturities                $1,737,187 $1,737,187 $1,522,447 $1,522,447
Equity securities                  4,122      4,122      4,191      4,191
Other invested assets             38,281     38,281     32,339     32,339
Policy loans                      45,345     45,345     40,672     40,672
Short-term investments            78,715     78,715    121,471    121,471
Individual and group annuities   153,927    153,742    150,562    149,223
Other policyholder funds
  left on deposit                  8,009      8,009      7,527      7,527

13.  Deferred Policy Acquisition Costs

Details with respect to deferred policy acquisition costs are summarized as follows:

                                             Year ended December 31
                                             1996           1995
Balance, beginning of year                $   62,762     $   54,283
   Additions                                  16,114         14,143
   Amortization                                 (867)        (2,830)
   Valuation adjustment for unrealized
     gain on fixed maturities                   (585)        (2,834)

Balance, end of year                      $   77,424     $   62,762

14.  Segment Information

Revenues and income from continuing operations before federal income taxes and earnings of participating policies for each of the Company's segments are summarized as follows:

                                                 Year ended December 31
                                              1996      1995        1994
Revenues from continuing operations:
  Group life and disability                  $203,911  $108,132  $ 84,872
  Individual life and annuity                 186,696   175,960   116,966
  Group pension                                32,835    36,488    37,552

Total revenues from continuing operations     $423,442  $320,580  $239,390

Income from continuing operations before federal
  income taxes and earnings from participating
  policies:
    Group life and disability                $  8,377  $  5,723  $ 11,559
    Individual life and annuity                24,319    22,444    18,284
    Group pension                               1,075     1,715     1,610

Total income from continuing operations
  before federal income taxes and
  earnings of participating policies         $ 33,771  $ 29,882  $ 31,453

15.  Reconciliation to Statutory-Basis Accounting

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from the financial statements reported herein which are prepared on the basis of generally accepted accounting principles.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying financial statements are summarized as follows:

                                               Year ended December 31
Net income:                                   1996        1995      1994

Statutory basis, net income                 $  3,554   $  6,952   $  4,289

Increases/(decreases)
  Deferred policy acquisition costs           15,247     11,101      9,921
  Policy reserves                              9,631      2,779      8,971
  Participating policies                      (3,248)    (3,397)    (1,545)
  Deferred federal income taxes               (3,316)    (2,934)    (1,563)
  Deferred premiums                           (1,859)    (1,763)    (1,644)
  Interest maintenance reserve                  (526)      (439)       687
  Other                                          389      1,137       (187)

Net income as reported herein               $ 19,872   $ 13,436   $ 18,929

                                               Year ended December 31
Stockholders' equity:                         1996       1995       1994

Statutory basis, capital and surplus        $137,933   $ 84,441   $ 76,434

Increases/(decreases)
  Deferred policy acquisition costs           77,424     65,597     54,283
  Policy reserves                            102,214     92,583     88,531
  Participating policies                     (68,504)   (65,256)   (61,859)
  Asset valuation reserve                     11,773      9,372      6,969
  Interest maintenance reserve                 4,327      4,853      5,292
  Deferred federal income taxes              (73,973)   (93,158)   (30,198)
  Deferred premiums                          (17,346)   (15,487)    (9,970)
  Net unrealized gain on fixed maturities    121,967    184,696     17,077
  Other                                        4,944      4,609      1,160

Stockholders' equity as reported herein     $300,759   $272,250   $147,719

16.  Discontinued Operations

On December 31, 1993, the Company discontinued its Group Medical insured and administrative services line of business. Substantially all of the insured operating assets and future policy liabilities, as of December 31, 1993, were ceded to Liberty Mutual effective January 1, 1994, until the termination date of the contracts. After termination there is no additional insurance risk associated with this particular line of business and all insured operating assets and future policy liabilities will be extinguished.

                                     PART C

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:
          Included in Part B:
            Liberty Life Assurance Company of Boston:
            Balance Sheets for the years ended December 31, 1996 and 1995.
            Statements of Income for the years ended December 31, 1996, 1995, and 1994.
            Statements of Stockholders' Equity for the years ended December 31, 1996 and 1995.
            Statements of Cash Flows for the years ended December 31, 1996 and 1995.
            Notes to Financial Statements

     (b)  Exhibits:


 *     (1)  Resolution of the Board of Directors establishing
            Variable Account J

       (2)  Not applicable

  *    (3a) Principal Underwriter's Agreement

 *     (3b)  Specimen Agreement between Principal Underwriter
             and Dealer

  **   (3c) Manning & Napier Broker/Dealer's Agreement

  *    (4a) Form of Group Variable Annuity Contract of Liberty
            Assurance Company of Boston

 *     (4b)  Form of Variable Annuity Certificate of  Liberty
             Life Assurance Company of Boston

   *    (4c) Form of Tax-Sheltered Annuity Endorsement

  *    (4d) Form of Individual Retirement Annuity Endorsement

   *    (4e) Form of Corporate/Keogh 401(a) Plan Endorsement

  *    (4f) Form of Unisex Endorsement

 **    (4g)  Specimen  Group  Variable  Annuity  Contract  of
             Liberty Life Assurance Company of Boston (M&N)

 **    (4h)  Specimen Variable Annuity Certificate of Liberty
             Life Assurance Company of Boston (M&N)

 ***   (4i)  Specimen  Group  Variable  Annuity  Contract  of
             Liberty Life Assurance Company of Boston (LA)

 ***   (4j) Specimen Variable Annuity Certificate of  Liberty
            Life Assurance Company of Boston (LA)

 *     (5a)  Form of Application for a Group Variable Annuity
             Contract

 *     (5b)  Form of Application for a Group Variable Annuity
             Certificate

***    (6a)  Articles  of  Incorporation  of  Liberty   Life
             Assurance Company of Boston

  *    (6b) By-Laws of Liberty Life Assurance Company of Boston

       (7)  Not applicable

 *    (8a) Form of Participation Agreement

**    (8b)  Participation Agreement Among Manning  &  Napier
            Insurance Fund, Inc., Manning & Napier Investor  Services,
            Inc., Manning & Napier  Advisors,  Inc.,  and  Liberty  Life
            Assurance Company of Boston

 **    (8c) Participation Agreement By and Among Liberty Life
            Assurance Company of Boston, SteinRoe Variable Investment Trust and Keyport Financial Services Corp.

  ***  (8d) Participation Agreement Among MFS Variable Insurance Trust,
            Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Corp.

  ***  (8e) Participation Agreement Among The Alger American Fund,
            Liberty Life Assurance Company of Boston, and Fred Alger and Company, Incorporated

  ***  (8f) Participation Agreement Among Alliance Variable Products
            Series   Fund,  Inc.,  Alliance  Fund  Distributors,   Inc.,
            Alliance Capital Management L.P., and Liberty Life Assurance Company of Boston.

***   (8g)  Amended and Restated Participation Agreement  By
            and Among Keyport   Variable  Investment  Trust,   Keyport
            Financial Services Corp., Keyport Life Insurance Company and
            Liberty Life Assurance Company of Boston.

  ***  (9)  Opinion and Consent of Counsel

       (10) Consents of Independent Auditors

       (11) Not applicable

       (12) Not applicable

+      (13)   Schedule  for  Computations   of   Performance
               Quotations

   *    (15) Chart of Affiliations

   *    (16) Powers of Attorney

     *    (17) Specimen Tax-Sheltered Annuity Acknowledgement

     *    (18) Administrative Services Agreement

     **   (27) Financial Data Schedule

* Incorporated by reference to Registration Statement (File No. 333-29811; 811-08269) filed on or about June 18, 1997.

**  Incorporated by reference to Pre-Effective Amendment No. 1 to
    Registration Statement (File No. 333-29811; 811-08269) filed on or about June 27, 1997.


*** Incorporated by reference to Post-Effective Amendment No. 1 to
    Registration Statement (File No. 333-29811; 811-08269) filed on or about July 17, 1997.

+   To be Filed by Amendment.


Item 25.  Officers and Directors of the Depositor.

Name and
Business Address*         Position and Offices with Depositor

Gary L. Countryman        Chairman of the Board & Chief Exec. Officer

Edmund F. Kelly           President and CAO

Morton E. Spitzer         Exec. VP and COO-Individual

Jean M. Scarrow           Exec. VP and COO-Group

J. Phillip Bruen          Vice President

Edwin J. Campbell         Vice President

J. Paul Condrin, III      Vice President

A. Alexander Fontanes     Vice President

Andrew M. Girdwood, Jr.   Vice President

Richard W. Hadley         Vice President

Elizabeth P. Jefferson    Vice President

Richard B. Lassow         Vice President

Merrill J. Mack           Vice President

Douglas T. Maines         Vice President

John S. O'Donnell         Vice President

Gerard A. Paolino         Vice President

Steven M. Sentler         Vice President

John A. Tymochko          Vice President

Barry S. Gilvar           Secretary

Elliot J. Williams        Treasurer

Gerald H. Dolan           Assistant Treasurer

Bernard Gillen            Assistant Treasurer

James W. Jakobek          Assistant Treasurer

Diane S. Bainton          Assistant Secretary

Katherine Desiderio       Assistant Secretary

Christine T. Devine       Assistant Secretary

James R. Pugh             Assistant Secretary

Directors

John B. Conners          J. Paul Condrin, III      Morton E. Spitzer
Gary L. Countryman       Edmund F. Kelly           Jean M. Scarrow
A. Alexander Fontanes    Christopher C. Mansfield

*175 Berkeley Street, Boston, Massachusetts 02117, unless noted otherwise

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

          The Depositor controls the Registrant, and is an affiliate of Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities. KFSC files separate financial statements. Both are ultimately owned by Liberty Mutual Insurance Company.


          The  Depositor is an affiliate of Liberty Advisory Services Corp.
(LASC), a Massachusetts corporation functioning as an investment advisor. LASC files separate financial statements and is ultimately owned by Liberty Mutual Insurance Company.

          Chart for the affiliations of the Depositor is incorporated by reference to the Registration Statement (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.


Item 27.  Number of Contract Owners.

         None

Item 28.  Indemnification.

          Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.


          Keyport Financial Services Corp. (KFSC) is principal underwriter of the SteinRoe Variable Investment Trust and the Liberty Variable Investment Trust, which offer eligible funds for variable annuity and variable life insurance contracts. KFSC is also principal underwriter for Variable Account K of Liberty Life Assurance Company of Boston and for the KMA Variable Account, Variable Account A and Keyport Variable Account-I of Keyport Life Insurance Company and for the Independence Variable Annuity Account and Independence Variable Life Account of Independence Life and Annuity Company both are affiliated companies of Liberty Life.


The directors and officers are:

Name and Principal      Position and Offices
Business Address*       with Underwriter

John W. Rosensteel      Chairman of the Board and President

John E. Arant III       Director and Vice President and Sales Officer

William L. Dixon        Vice President-Compliance Officer

Francis E. Reinhart     Director and Vice President-Administration

Rogelio P. Japlit       Treasurer

James J. Klopper        Clerk

Donald A. Truman        Assistant Clerk

     *125 High Street, Boston, Massachusetts 02110.

Item 30.  Location of Accounts and Records.

     Liberty Life Assurance Company of Boston, 175 Berkeley St., Boston, MA
02117

     Keyport Life Insurance Company, 125 High St., Boston, MA 02110

Item 31.  Management Services.

     Not applicable.

Item 32.  Undertakings.

      The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
(2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

      The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      Registrant represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it has complied with the provisions of paragraphs (1) - (4) of that letter. Specimen of acknowledgement form used to comply with paragraph (4) is incorporated by reference to the Registration Statement Form N-4 (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.

Representation

      Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this Registration Statement.

                                   SIGNATURES

                                   SIGNATURES



      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 14th day of November, 1997.



                                              Variable Account J
                                              (Registrant)

                           BY:  Liberty  Life  Assurance  Company  of Boston
                                               (Depositor)



                                BY:  /s/Elliot J. Williams
                                    Elliot J. Williams, Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/GARY L. COUNTRYMAN*              /s/EDMUND F. KELLY*
GARY L. COUNTRYMAN                  EDMUND F. KELLY
Chairman of the Board               President


/s/J. PAUL CONDRIN,III*            /s/ELLIOT J. WILLIAMS    11/14/97
J. PAUL CONDRIN, III                ELLIOT J. WILLIAMS       Date
Director                            Treasurer


/s/JOHN B. CONNERS*
JOHN B. CONNERS
Director

/s/A. ALEXANDER FONTANES*
A. ALEXANDER FONTANES
Director

/s/EDMUND F. KELLY*
EDMUND F. KELLY
Director

/s/CHRISTOPHER C. MANSFIELD*
CHRISTOPHER C. MANSFIELD
Director

                                 *BY:  /s/ELLIOT J. WILLIAMS     11/14/97
/s/JEAN M. SCARROW*                    Elliot J. Williams        Date
JEAN M. SCARROW                        Attorney-in-Fact
Director


/s/MORTON E. SPITZER*
MORTON E. SPITZER
Director





*Elliot J. Williams has signed this document on th indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 in the Registration Statement (Files No. 333-29811; 811-08269) filed on or about June 18, 1997.

                                 EXHIBIT INDEX

Exhibit                                                               Page





(10) Consents of Independent Auditors

                                                         EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS







   We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated February 28, 1997, with respect to the financial statements of Liberty Life Assurance Company of Boston, included in this Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, Nos. 333-29811; 811-08269).














Boston, Massachusetts                        /s/Ernst & Young LLP
November 14, 1997

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Liberty Life Assurance Company:






We consent to the use of our report dated February 16, 1996 with respect to the financial statements of Liberty Life Assurance Company of Boston included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.







/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Boston, Massachusetts
November 14, 1997